          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                          PROSPECTUS DATED MAY 1, 2001

                  VARIABLE PRODUCTS SERVICE CENTER ADDRESSES:

Variable Products Service Center             OR            Variable Products Service Center
Madison Square Station                                                    51 Madison Avenue
P.O. Box 922                                                                       Room 452
New York, NY 10159                                                 New York, New York 10010
Telephone: 1-800-598-2019

    This prospectus describes a flexible premium variable universal life insurance policy formerly issued by New York Life Insurance and Annuity Corporation ("NYLIAC").

                                POLICY FEATURES

LIFE INSURANCE PROTECTION--This policy offers lifetime insurance protection, with a life insurance benefit payable when the insured dies while the policy is in effect.

CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You can choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit which varies and is equal to the sum of your policy's face amount and cash value. If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the Internal Revenue Code. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).

FLEXIBLE PREMIUM PAYMENTS--You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The cash surrender value of your policy will fluctuate depending on the performance of the investment options you have chosen.

LOANS, WITHDRAWALS AND SURRENDERS--You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds and cash surrender value. You can also surrender your policy at any time. The cash surrender value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the cash surrender value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen policy years or within fifteen years after you increase the face amount, we may apply a surrender charge.

FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.

INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from twenty-two Investment Divisions and a fixed account. Policy owners may invest in a total of twenty-one investment options, including the fixed account, at any time. The Investment Divisions available under your policy are:

--   MainStay VP Bond
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP Growth Equity
--   MainStay VP High Yield Corporate Bond
--   MainStay VP Indexed Equity
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP American Century Income & Growth
--   MainStay VP Dreyfus Large Company Value
--   MainStay VP Eagle Asset Management Growth Equity
--   Alger American Small Capitalization
--   Calvert Social Balanced
--   Fidelity VIP Contrafund(R) (Initial Class)
--   Fidelity VIP Equity-Income (Initial Class)
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   Morgan Stanley UIF Emerging Markets Equity
--   T. Rowe Price Equity Income

We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                               IMPORTANT NOTICES

 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, THE CALVERT VARIABLE SERIES, INC., THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AND THE T. ROWE PRICE EQUITY SERIES, INC. (THE "FUNDS", EACH INDIVIDUALLY A "FUND").

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL RISK OF LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
DEFINITION OF TERMS................    4
BASIC QUESTIONS AND ANSWERS ABOUT
  US AND OUR POLICY................    6
  What are NYLIAC and New York
     Life?.........................    6
  What type of variable life
     insurance policy is described
     by this prospectus?...........    6
  How is the policy available for
     issue?........................    6
  What is the Cash Value of the
     policy?.......................    6
  How is the value of an
     Accumulation Unit
     determined?...................    7
  What is a net premium and how is
     it applied?...................    7
  What is the Fixed Account?.......    7
  How long will the policy remain
     in force?.....................    8
  Is the amount of the death
     benefit guaranteed?...........    8
  Is the death benefit subject to
     income taxes?.................    8
  Does the policy have a Cash
     Surrender Value?..............    8
  What is a modified endowment
     contract?.....................    8
  Can the policy become a modified
     endowment contract?...........    9
  What premiums are payable?.......    9
  What are unscheduled premiums?...    9
  When are premiums put into the
     Fixed Account or the Separate
     Account?......................    9
  How are net premiums allocated
     among the Allocation
     Alternatives?.................    9
  Are there charges against the
     policy?.......................   10
  What is the loan privilege?......   11
  Do I have a right to cancel?.....   11
  Can the policy be exchanged or
     all amounts allocated to the
     Fixed Account?................   11
  How is a person's age
     calculated?...................   11
CHARGES UNDER THE POLICY...........   12
  Deductions from Premiums.........   12
     Sales Expense Charge..........   12
     State Tax Charge..............   12
     Federal Tax Charge............   12

                                     PAGE
                                     ----
  Cash Value Charges...............   12
     Expense Allocation............   13
     Monthly Contract Charge.......   13
     Charge for Cost of Insurance
        Protection.................   13
  Separate Account Charges.........   14
     Mortality and Expense Risk
        Charge.....................   14
     Administrative Charge.........   14
     Other Charges for Federal
        Income Taxes...............   14
  Fund Charges.....................   14
  Surrender Charges................   17
     Exceptions to Surrender
        Charge.....................   18
  How the policy works.............   19
THE SEPARATE ACCOUNT...............   19
THE ELIGIBLE PORTFOLIOS............   20
  Additions, Deletions or
     Substitutions of
     Investments...................   22
  Reinvestment.....................   22
GENERAL PROVISIONS OF THE POLICY...   22
  When Life Insurance Coverage
     Begins........................   22
  Premiums.........................   23
  Scheduled Premiums...............   23
  Unscheduled Premiums.............   23
  Payments Returned for
     Insufficient Funds............   23
  Termination......................   24
  Maturity Date....................   24
DOLLAR COST AVERAGING..............   25
AUTOMATIC ASSET REALLOCATION.......   25
INTEREST SWEEP.....................   26
  Third Party Investment Advisory
     Arrangements..................   27
DEATH BENEFIT UNDER THE POLICY.....   27
  Face Amount Changes..............   29
  Life Insurance Benefit Option
     Changes.......................   29
CASH VALUE AND CASH SURRENDER
   VALUE...........................   30
  Cash Value.......................   30
  Transfers........................   30
  Investment Return................   30
  Cash Surrender Value.............   31
  Partial Withdrawals..............   31

                                     PAGE
                                     ----
POLICY LOAN PRIVILEGE..............   32
  Loan Interest....................   32
  Loan Repayment...................   33
  Interest on Loaned Value.........   33
  The Effects of a Policy Loan.....   33
EXCHANGE PRIVILEGE.................   34
  Special New York Requirements....   34
YOUR VOTING RIGHTS.................   35
OUR RIGHTS.........................   35
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC...........................   36
THE FIXED ACCOUNT..................   38
  Interest Crediting...............   39
  Transfers to Investment Divisions
     and to the Fixed Account......   39
  Procedures for Telephone
     Transfers.....................   39
FEDERAL INCOME TAX
  CONSIDERATIONS...................   40
  Our Intent.......................   40
  Tax Status of NYLIAC and the
     Separate Account..............   40
  Charges for Taxes................   41
  Diversification Standards and
     Control Issues................   41
  Life Insurance Status of
     Policy........................   42
  Modified Endowment Contract
     Status........................   42
  Policy Surrenders and Partial
     Withdrawals...................   43
  Policy Loans and Interest
     Deductions....................   44
  Corporate Owners.................   44
  Exchanges or Assignments of
     Policies......................   45

                                     PAGE
                                     ----
  Reasonableness Requirement for
     Charges.......................   45
  Living Benefits Rider............   45
  Other Tax Issues.................   45
  STEP Program.....................   45
  Withholding......................   46
ADDITIONAL PROVISIONS OF THE
  POLICY...........................   46
  Reinstatement Option.............   46
  Additional Benefits Provided By
     Rider.........................   47
  Payment Options..................   49
  Payees...........................   49
  Proceeds at Interest Options
     (Options 1A and 1B)...........   50
  Life Income Option (Option 2)....   50
  Beneficiary......................   50
  Assignment.......................   50
  Limits on Our Rights to Challenge
     the Policy....................   51
  Misstatement of Age or Sex.......   51
  Suicide..........................   51
  When We Pay Proceeds.............   51
RECORDS AND REPORTS................   52
SALES AND OTHER AGREEMENTS.........   52
LEGAL PROCEEDINGS..................   52
EXPERTS............................   53
FINANCIAL STATEMENTS...............   53
FINANCIAL STATEMENTS...............  F-1
APPENDIX A. Illustrations of Death
  Benefits, Cash Surrender Values
  and Accumulated Premiums.........  A-1
APPENDIX B. Variations by
  Jurisdiction.....................  B-1

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                              DEFINITION OF TERMS

ACCUMULATION UNIT: An accounting unit used to calculate the values under the policy held in the Separate Account.

ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.

ALLOCATION ALTERNATIVES: The 22 Investment Divisions of the Separate Account and the Fixed Account.

BENEFICIARY: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.

BUSINESS DAY: Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

CASH SURRENDER VALUE: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.

CASH VALUE:  The sum of the Accumulation Value and the value in the Fixed
Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Amounts in the Fixed Account are part of NYLIAC's general account, which is subject to the claims of its general creditors.

FUND:  An open-end management investment company.

GUIDELINE ANNUAL PREMIUM: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4%. It is the same as "guideline level premium" as defined in
Section 7702 of the Internal Revenue Code.

INSURED:  Person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The day we approve and issue the policy.

MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge; cost of insurance charge; and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date.

POLICY DATA PAGE:  Page 2 of the policy, containing the policy specifications.

POLICY DATE: The date we use as the starting point for determining policy anniversaries, Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.

POLICY YEAR: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid under the policies.

SURRENDER CHARGE GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC's financial statements.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $32.39 billion at the end of 2000. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.

     2. WHAT TYPE OF VARIABLE LIFE INSURANCE POLICY IS DESCRIBED BY THIS PROSPECTUS?

     In this prospectus, we describe a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Surrender Value, loan privileges and flexible premiums. It is called "flexible" because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because the death benefit may, and the Cash Surrender Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.

     The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application and any riders to the policy.

     3. HOW IS THE POLICY AVAILABLE FOR ISSUE?

     The policy is no longer available for issue.

     4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions but you also reap the benefit of any appreciation in their value.

     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open for regular trading. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                      (a/b) - c

Where:a = the sum of:

                 (1) the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                 (2) the per share amount of any dividends or capital gain
                     distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

             b = the net asset value of a Portfolio share held in the Separate
                 Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

             c = a factor representing the mortality and expense risk charges and the administrative charges. This factor is deducted on a daily basis and is currently equal, on an annual basis, to .70% (.60% for mortality and expense risk and .10% for administrative charges) of the daily net asset value of a Portfolio share in the Separate Account for that Investment Division.

     The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

     6. WHAT IS A NET PREMIUM AND HOW IS IT APPLIED?

     When you give us a premium payment, we deduct the sales expense, state tax and federal tax charges from your premium. We call the remainder the "net premium". You may allocate this net premium among the 23 Allocation Alternatives. The Allocation Alternatives consist of 22 Investment Divisions and the Fixed Account. However, at any time, you can only have money in a maximum of 21 Allocation Alternatives, including the Fixed Account. The 22 Investment Divisions are listed on the first page of the prospectus.

     7. WHAT IS THE FIXED ACCOUNT?

     As an alternative to the Investment Divisions, you can allocate or transfer amounts to the Fixed Account. We will credit net premiums allocated to, and any amounts transferred to, the Fixed Account with a fixed interest rate. We will set the interest rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All net premiums allocated or amounts transferred less amounts withdrawn, transferred from or charged against the Fixed Account receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.

     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the Cash Surrender Value is insufficient to pay the policy's monthly deductions or where there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after May 1, 1995 will terminate at the Insured's age 100. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--ADDITIONAL BENEFITS PROVIDED BY RIDER--GUARANTEED MINIMUM DEATH BENEFIT RIDER.

     9. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the primary Insured under a rider, and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY at page 31. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--ADDITIONAL BENEFITS PROVIDED BY RIDER--GUARANTEED MINIMUM DEATH BENEFIT RIDER.

     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. See FEDERAL INCOME TAX CONSIDERATIONS.

     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     You can surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.

     For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. However, you may be taxed on all or a part of the amount distributed for certain partial withdrawals and policy loans. See CASH VALUE AND CASH SURRENDER VALUE--CASH SURRENDER VALUE, AND FEDERAL INCOME TAX CONSIDERATIONS.

     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans and partial withdrawals, are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when you are not yet age 59 1/2.

     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy can become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See FEDERAL INCOME TAX CONSIDERATIONS--MODIFIED ENDOWMENT CONTRACT STATUS.

     14. WHAT PREMIUMS ARE PAYABLE?

     The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium (also known as a planned premium) does not have to be paid to keep the policy in force if there is enough Cash Surrender Value to cover the charges made on the Monthly Deduction Day. You may increase or decrease the amount of any scheduled premium subject to the limits we set. However, you may not make a premium payment that would exceed the guideline premium limitations under Section 7702 of the Internal Revenue Code and jeopardize the policy's qualification as "life insurance". You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95.

     15. WHAT ARE UNSCHEDULED PREMIUMS?

     While the Insured is living, you can pay unscheduled premiums (also known as unplanned premiums) at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. However, you may not make a premium payment that would exceed the guideline premium limitations under Section 7702 of the Internal Revenue Code and jeopardize the policy's qualification as "life insurance". Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the Internal Revenue Code. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. For details see GENERAL PROVISIONS OF THE POLICY--PREMIUMS.

     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNT?

     On the Business Day we receive a premium, we first deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state tax and federal tax charges. We then will apply the balance of the premium (the net premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions which may be due are made. (Deductions are described in greater detail in Question 18, "Are there charges against the policy?")

     17. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     You can allocate net premiums to a maximum of 21 of the 23 investment options, which include the 22 variable Investment Divisions plus the Fixed Account. You can also raise or lower the percentages of the net premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate net premiums in accordance with your instructions.

     18. ARE THERE CHARGES AGAINST THE POLICY?

     We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment Divisions. Each becomes a part of the Cash Value. See CHARGES UNDER THE POLICY--DEDUCTIONS FROM PREMIUMS.

     On each Monthly Deduction Day, we make the following deductions from the policy's Cash Value:

          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page. (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted).

          (b) The monthly cost of insurance; and

          (c) The monthly cost for any riders attached to the policy.

     We may also make a deduction for any temporary flat extras as set forth on the Policy Data Page. A temporary flat extra is a charge per $1,000 of the net amount at risk made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

     Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of
 .60% and .10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of .90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.

     Additionally, the value of the shares of each Portfolio reflects advisory fees, administration fees and other expenses deducted from the assets of each Portfolio. Upon a surrender or requested decrease in the policy's face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.

     Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. See CHARGES UNDER THE POLICY AND FEDERAL INCOME TAX CONSIDERATIONS.

     19. WHAT IS THE LOAN PRIVILEGE?

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.

     20. DO I HAVE A RIGHT TO CANCEL?

     You have the right to cancel the policy at any time during the free look period and receive a refund. The free look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). You may return the policy to one of the Variable Products Service Centers listed on the first page of this prospectus, to any of our agency offices, or to the registered representative who sold you the policy. See FREE LOOK PROVISION.

     21. CAN THE POLICY BE EXCHANGED OR ALL AMOUNTS ALLOCATED TO THE FIXED ACCOUNT?

     You have the right during the first two Policy Years to either (1) transfer all of the policy's Accumulation Value to the Fixed Account, or (2) exchange the policy for a permanent fixed benefit policy we offer for this purpose. Similar rights are available during the first two years after an increase in the policy's face amount. Policies issued in Colorado, Massachusetts and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE, AND OUR RIGHTS.

     22. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured's age on the birthday which is nearest to the prior policy anniversary.

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We will also deduct a state tax charge, which is an amount equal to the expected average state tax, and a federal tax charge. The net premium will be applied to the Separate Account and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.

     SALES EXPENSE CHARGE

     We will deduct a sales expense charge which will not exceed 5% of any premium and is in addition to the surrender charge (for a discussion of the surrender charge, see SURRENDER CHARGES at page 17). The sales expense charge is currently expected to be eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC's surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the policy, see SALES AND OTHER AGREEMENTS.

     STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders. We deduct a charge of 2% of all premiums we receive to cover these state taxes. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

     FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").

CASH VALUE CHARGES

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

     EXPENSE ALLOCATION

     With the Expense Allocation feature, you have the choice of how to allocate the policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy and the monthly contract charge. You instruct NYLIAC, at the time of the application and any time after, to have the expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions including any unloaned amount in the Fixed Account.

     MONTHLY CONTRACT CHARGE

     In the first Policy Year, there is a charge currently equal to $300 on an annual basis to compensate us for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $72 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, we will defer the deduction of the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

     CHARGE FOR COST OF INSURANCE PROTECTION

     We will deduct a charge for the cost of insurance protection on each Monthly Deduction Day from the Cash Value of your policy. The charge is based on such factors as the gender, duration, underwriting class, and issue age of the Insured, the life insurance benefit option in effect at that time, the face amount and the Cash Value of the policy. This charge is also based on future expectations of such factors as investment income, mortality, expenses and persistency. The charge varies monthly because it is determined by adding the amount of any applicable flat extra charge to the applicable cost of insurance rates and then multiplying by the amount at risk each policy month. Any change in the cost of insurance rates will be in accordance with the procedures and standards on file with all appropriate officials, including the Superintendent of Insurance of the State of New York.

     For the initial face amount, the monthly cost of insurance rates will be reviewed whenever the rates for new issues on the same policy form or in the same policy series change, but in any event, at least once every five years, and not more frequently than annually. The cost of insurance rates will never exceed the guaranteed rates shown in the policy. For increases in face amount, the cost of insurance rates will vary based on the Insured's gender, underwriting class, attained age as of the nearest birthday at the time of the increase and the duration from the date of the increase, not the current attained age. The charge for cost of insurance protection and any charge for any optional benefits added by rider are deducted from the Cash Value.

     Under an increase in face amount, new cost of insurance rates apply to the new coverage segment based on the underwriting classification and rating for the increase. Elected decreases in face amount reduce or cancel prior segments and their associated cost of insurance rates on a last-in-first-out basis.

SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE

     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     - Current Mortality and Expense Risk Charge -- We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.

     - Guaranteed Mortality and Expense Risk Charge -- While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the average daily net asset value of each Investment Division.

     ADMINISTRATIVE CHARGE

     We charge the Investment Divisions a daily charge for providing policy administrative services equal, on an annual basis, to .10% of the average daily net asset value of the Separate Account. This charge is not designed to produce a profit and is guaranteed not to increase.

     OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge in order to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Funds or their agents, which are based on 2000 expenses and may reflect estimated charges:

     The chart on the following two pages summarizes the 2000 Separate Account charges applicable to a policy, as well as the charges at the Fund level:

                                                                                                                   MAINSTAY VP
                                            MAINSTAY VP    MAINSTAY VP                               MAINSTAY VP   HIGH YIELD
                              MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP     GROWTH       CORPORATE
                                 BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT      EQUITY         BOND
                              -----------   ------------   -----------   -----------   -----------   -----------   -----------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets for the fiscal
    year ended December 31,
    2000)
  Mortality and Expense Risk
    Charges.................     0.60%         0.60%          0.60%         0.60%         0.60%         0.60%         0.60%
  Administrative Charges....     0.10%         0.10%          0.10%         0.10%         0.10%         0.10%         0.10%
  Total Separate Account
    Annual Expenses.........     0.70%         0.70%          0.70%         0.70%         0.70%         0.70%         0.70%

FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
    assets for the fiscal
    year ended December 31,
    2000)(a)
  Advisory Fees.............     0.25%         0.36%          0.25%         0.36%         0.30%         0.25%         0.30%
  Administration Fees.......     0.20%         0.20%          0.20%         0.20%         0.20%         0.20%         0.20%
  Other Expenses............     0.06%         0.07%          0.07%         0.10%         0.10%         0.05%         0.10%
  Total Fund Annual
    Expenses................     0.51%         0.63%          0.52%         0.66%         0.60%         0.50%         0.60%


                              MAINSTAY VP    MAINSTAY VP    MAINSTAY VP
                                INDEXED     INTERNATIONAL      TOTAL      MAINSTAY VP
                                EQUITY         EQUITY         RETURN         VALUE
                              -----------   -------------   -----------   -----------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets for the fiscal
    year ended December 31,
    2000)
  Mortality and Expense Risk
    Charges.................     0.60%          0.60%          0.60%         0.60%
  Administrative Charges....     0.10%          0.10%          0.10%         0.10%
  Total Separate Account
    Annual Expenses.........     0.70%          0.70%          0.70%         0.70%
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
    assets for the fiscal
    year ended December 31,
    2000)(a)
  Advisory Fees.............     0.10%          0.60%          0.32%         0.36%
  Administration Fees.......     0.20%          0.20%          0.20%         0.20%
  Other Expenses............     0.07%          0.21%          0.07%         0.08%
  Total Fund Annual
    Expenses................     0.37%          1.01%          0.59%         0.64%

                          MAINSTAY VP   MAINSTAY VP
                           AMERICAN       DREYFUS      MAINSTAY VP
                            CENTURY        LARGE       EAGLE ASSET    ALGER AMERICAN   CALVERT                      FIDELITY VIP
                           INCOME &       COMPANY      MANAGEMENT         SMALL         SOCIAL     FIDELITY VIP       EQUITY-
                            GROWTH         VALUE      GROWTH EQUITY   CAPITALIZATION   BALANCED    CONTRAFUND(R)       INCOME
                          -----------   -----------   -------------   --------------   --------    -------------    ------------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets for the
    fiscal year ended
    December 31, 2000)
  Mortality and Expense
    Risk Charges........     0.60%         0.60%          0.60%           0.60%         0.60%          0.60%           0.60%
  Administrative
    Charges.............     0.10%         0.10%          0.10%           0.10%         0.10%          0.10%           0.10%
  Total Separate Account
    Annual
    Expenses............     0.70%         0.70%          0.70%           0.70%         0.70%          0.70%           0.70%
FUND ANNUAL EXPENSES
  AFTER REIMBURSEMENT
  (as a % of average net
    assets for the
    fiscal year ended
    December 31,
    2000)(a)
  Advisory Fees.........     0.50%         0.60%          0.50%           0.85%         0.70%          0.57%           0.48%
  Administration Fees...     0.20%         0.20%          0.20%           0.00%         0.00%          0.00%           0.00%
  Other Expenses........     0.20%         0.21%          0.10%           0.05%         0.18%(b)       0.09%           0.08%
  Total Fund Annual
    Expenses............     0.90%         1.01%          0.80%           0.90%         0.88%(b)       0.66%(c)        0.56%(c)


                                        JANUS ASPEN   MORGAN STANLEY
                          JANUS ASPEN     SERIES           UIF           T. ROWE
                            SERIES       WORLDWIDE       EMERGING      PRICE EQUITY
                           BALANCED       GROWTH      MARKETS EQUITY      INCOME
                          -----------   -----------   --------------   ------------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets for the
    fiscal year ended
    December 31, 2000)
  Mortality and Expense
    Risk Charges........     0.60%         0.60%          0.60%           0.60%
  Administrative
    Charges.............     0.10%         0.10%          0.10%           0.10%
  Total Separate Account
    Annual
    Expenses............     0.70%         0.70%          0.70%           0.70%
FUND ANNUAL EXPENSES
  AFTER REIMBURSEMENT
  (as a % of average net
    assets for the
    fiscal year ended
    December 31,
    2000)(a)
  Advisory Fees.........     0.65%         0.65%          1.09%           0.85%(f)
  Administration Fees...     0.00%         0.00%          0.25%           0.00%
  Other Expenses........     0.01%         0.04%          0.46%           0.00%
  Total Fund Annual
    Expenses............     0.66%(d)      0.69%(d)       1.80%(e)        0.85%

------------
 (a) The Fund or its agents provided the fees and charges, which are based on 2000 expenses and may reflect estimated charges, except for Janus. We have not verified the accuracy of the information provided by the Fund or its agents.
(b) "Other Expenses" reflect an indirect fee of 0.02% relating to an expense offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. Net fund operating expenses after reductions for these fees paid indirectly would be 0.86% for the Social Balanced Portfolio. Total expenses have been restated to reflect expenses expected to be incurred in 2001.
 (c) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.
(d) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Balanced and Worldwide Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.
 (e) Morgan Stanley Asset Management has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. For purposes of determining the actual amount of the voluntary management fee waiver and/or expense reimbursement, the adviser excludes from total annual operating expenses certain investment related expenses such as foreign country tax expenses and interest expense on borrowing totaling 0.05%. Absent such reductions, it is estimated that "Advisory Fees," "Administration Fees," "Other Expenses" and "Total Fund Annual Expenses" would be 1.25%, 0.25%, 0.46% and 1.96%, respectively.
 (f) The "Advisory Fees" include the ordinary operating expenses of the Fund.

SURRENDER CHARGES

     During the first 15 Policy Years, we will deduct a surrender charge from the Cash Value of your policy on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This surrender charge is in addition to the sales expense charge. See CHARGES UNDER THE POLICY--SALES EXPENSE CHARGE.

     The maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by 50% of the Surrender Charge Guideline Annual Premium. The maximum surrender charge for your policy is shown on the Policy Data Page. The maximum surrender charge will never exceed the amount of premiums paid.

     The surrender charge in the first Policy Year is equal to:

          (A) 25% of premiums paid to date up to the Surrender Charge Guideline Annual Premium for the first year; plus

          (B) 5% of premiums paid in that year that are in excess of the Surrender Charge Guideline Annual Premium for the first year but not in excess of the sum of the Surrender Charge Guideline Annual Premium through the sixth Policy Year.

     The surrender charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to:

          (A) 25% of the lesser of (i) the premiums paid to date or (ii) the Surrender Charge Guideline Annual Premium for the first Policy Year; plus

          (B) 5% of the lesser of (i) premiums paid in excess of the Surrender Charge Guideline Annual Premium for the first Policy Year or (ii) the sum of the Surrender Charge Guideline Annual Premiums for the first six Policy Years minus the Surrender Charge Guideline Annual Premium for the first Policy Year.

                        YEAR                          PERCENTAGE APPLIED
                        ----                          ------------------
2-6.................................................         100%
  7.................................................          90%
  8.................................................          80%
  9.................................................          70%
 10.................................................          60%
 11.................................................          50%
 12.................................................          40%
 13.................................................          30%
 14.................................................          20%
 15.................................................          10%
 16+................................................           0%

     During the first two Policy Years, the surrender charge is further limited to the sum of:

          (A) 30% of all premiums paid during the first two Policy Years up to one Surrender Charge Guideline Annual Premium; plus

          (B) 10% of all premiums in the first two Policy Years in excess of one Surrender Charge Guideline Annual Premium, but not more than two Surrender Charge Guideline Annual Premiums; plus

          (C) 9% of all premium payments in the first two Policy Years in excess of two Surrender Charge Guideline Annual Premiums; less

          (D) any sales expense charges deducted from such premiums; less

          (E) any surrender charge previously deducted.

     Surrender charges and surrender charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative Surrender Charge Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge which would be payable on a complete surrender after the decrease.

     For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a surrender charge of $1,250 and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the surrender charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of surrender charges, the charge applied will be based first on the surrender charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

     The percentages specified above and/or the Policy Year in which the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time that a policy is issued or the face amount is increased.

     EXCEPTIONS TO SURRENDER CHARGE

     There are a number of exceptions to the imposition of a surrender charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required Internal Revenue Code minimum distribution for the policy.

     HOW THE POLICY WORKS

     This example is based on the illustration found in Appendix A, assuming a 6% hypothetical gross annual investment return and current charges in the first Policy Year:

Scheduled Annual Premium........................................  $3,000.00
less:    Sales expense charge (5%)..............................     150.00
         State tax charge (2%)..................................      60.00
         Federal tax charge (1.25%).............................      37.50
                                                                  ---------
equals:  Net premium............................................  $2,752.50
plus:    Net investment performance (varies daily)..............     112.31
less:    Monthly contract charges ($6 per month currently)......      72.00
less:    Charges for cost of insurance (varies monthly).........     384.68
                                                                  ---------
equals:  Cash Value.............................................  $2,408.13
less:    Surrender charge (25% of premium up to Surrender Charge
         Guideline Annual Premium plus 5% of excess premiums
         paid)..................................................     750.00
less:    Balance of first year monthly contract charge(1).......     228.00
equals:  Cash Surrender Value(at end of year 1).................  $1,430.13

------------
(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.

                              THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.

     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.

     The Separate Account currently consists of twenty-two Investment Divisions. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other

Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios.

                            THE ELIGIBLE PORTFOLIOS

     The Eligible Portfolios of each Fund, along with their investment objectives, are listed in the following table. The Funds' prospectuses contain more information about each Eligible Portfolio, including portfolio managers and subadvisers.

              FUND                       ELIGIBLE PORTFOLIOS              INVESTMENT OBJECTIVES

 MainStay VP Series Fund, Inc.     MainStay VP Bond                  highest income over the long term
                                                                     consistent with preservation of
                                                                     principal
                                   -------------------------------------------------------------------
                                   MainStay VP Capital Appreciation  long-term growth of capital
                                   -------------------------------------------------------------------
                                   MainStay VP Cash Management       as high a level of current income
                                                                     as is considered consistent with
                                                                     the preservation of capital and
                                                                     liquidity
                                   -------------------------------------------------------------------
                                   MainStay VP Convertible           capital appreciation together
                                                                     with current income
                                   -------------------------------------------------------------------
                                   MainStay VP Government            a high level of current income,
                                                                     consistent with safety of
                                                                     principal
                                   -------------------------------------------------------------------
                                   MainStay VP Growth Equity         long-term growth of capital, with
                                                                     income as a secondary
                                                                     consideration
                                   -------------------------------------------------------------------
                                   MainStay VP High Yield Corporate  maximum current income through
                                   Bond                              investment in a diversified
                                                                     portfolio of high yield, high
                                                                     risk debt securities
                                   -------------------------------------------------------------------
                                   MainStay VP Indexed Equity        investment results that
                                                                     correspond to the total return
                                                                     performance (and reflect
                                                                     reinvestment of dividends) of
                                                                     publicly traded common stocks
                                                                     represented by the S&P 500(R)
                                                                     Index
                                   -------------------------------------------------------------------
                                   MainStay VP International Equity  long-term growth of capital by investing in a portfolio
                                                                     consisting primarily of non-U.S.
                                                                     equity securities
                                   -------------------------------------------------------------------
                                   MainStay VP Total Return          current income consistent with
                                                                     reasonable opportunity for future
                                                                     growth of capital and income
                                   -------------------------------------------------------------------
                                   MainStay VP Value                 maximum long-term total return
                                                                     from a combination of capital
                                                                     growth and income
                                   -------------------------------------------------------------------
                                   MainStay VP American Century      dividend growth, current income
                                   Income & Growth                   and capital appreciation
                                   -------------------------------------------------------------------
                                   MainStay VP Dreyfus Large         capital appreciation
                                   Company Value
                                   -------------------------------------------------------------------
                                   MainStay VP Eagle Asset           growth through long-term capital
                                   Management Growth Equity          appreciation

              FUND                       ELIGIBLE PORTFOLIOS              INVESTMENT OBJECTIVES

 The Alger American Fund           Alger American Small              long-term capital appreciation
                                   Capitalization
------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.     Calvert Social Balanced           competitive total return through
                                                                     an actively managed portfolio
                                                                     which offers income and capital
                                                                     growth opportunity and which
                                                                     satisfies investment and social
                                                                     criteria
------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance       Fidelity VIP Contrafund(R)        long-term capital appreciation
 Products Funds
                                   -------------------------------------------------------------------
                                   Fidelity VIP Equity-Income        reasonable income by investing in
                                                                     income-producing equity
                                                                     securities
------------------------------------------------------------------------------------------------------
 Janus Aspen Series                Janus Aspen Series Balanced       long-term capital growth,
                                                                     consistent with preservation of
                                                                     capital and balanced by current
                                                                     income
                                   -------------------------------------------------------------------
                                   Janus Aspen Series Worldwide      long-term growth of capital
                                   Growth                            consistent with the preservation
                                                                     of capital by investing in a
                                                                     diversified portfolio of common
                                                                     stocks of foreign and domestic
                                                                     issuers
------------------------------------------------------------------------------------------------------
 The Universal Institutional       Morgan Stanley UIF Emerging       long-term capital appreciation by
 Funds, Inc.                       Markets Equity                    investing primarily in equity
                                                                     securities of issuers in emerging
                                                                     market countries
------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,      T. Rowe Price Equity Income       substantial dividend income as
 Inc.                                                                well as long-term growth of
                                                                     capital through investments in
                                                                     the common stocks of established
                                                                     companies, paying above average
                                                                     dividends

     "Standard & Poor's," "S&P," "S&P 500(R)" "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investment Management LLC. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.

     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with investment of premiums and commitment of cash values to the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from 0.10% to 0.25% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we, at our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary regulatory approvals.

     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional investment divisions for the Separate Account. Each additional investment division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new investment divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new investment divisions will be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date they are paid.

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

     WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

     PREMIUMS

     You can allocate a portion of each net premium to one or more Investment Divisions and the Fixed Account. You can have money in a maximum of 21 Allocation Alternatives, including the Fixed Account, at any given time. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. However, in no event can the premium be an amount that would exceed the guideline premium limitations under Section 7702 of the Internal Revenue Code and jeopardize the policy's qualification as "life insurance".

     Premium payments can be mailed to New York Life Insurance and Annuity Corporation, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to one of the Variable Products Service Centers listed on the first page of this prospectus.

     Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.

     SCHEDULED PREMIUMS

     The amount of the scheduled premium is shown on the Policy Data Page.

     There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy's Cash Surrender Value. If the Cash Surrender Value becomes insufficient to pay certain monthly charges and a late period expires without sufficient payment the policy will terminate. See GENERAL PROVISIONS OF THE POLICY--TERMINATION.

     Policies that are maintained at Cash Surrender Values just sufficient to cover fees and charges or that are otherwise minimally funded are more at risk for not being able to maintain such Cash Surrender Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations.

     UNSCHEDULED PREMIUMS

     While the Insured is living, you can make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the Internal Revenue Code. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If an electronic (Check-O-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, the privilege to pay by check or electronically will be suspended until you notify us to resume the arrangement and we agree.

     TERMINATION

     The policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Cash Surrender Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.

     We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

     MATURITY DATE

     For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value of the policy less any outstanding Policy Debt. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Value of the policy at such time less any outstanding Policy Debt or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.

     If you choose to continue the policy, we will continue to assess Separate Account and Fund charges on the cash value left in the Investment Divisions. Any amounts in the Fixed Account will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Surrender Value of the policy by presenting to one of the Variable Products Service Centers listed on the first page of this prospectus, a signed written request providing the information we request. (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.

     Any insurance on an Other Covered Insured, provided by a rider attached to the policy, which is still in effect will end on the policy anniversary when the Insured is age 95. However, if an Other Covered Insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.

                             DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase units of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your units is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make all Dollar Cost Averaging transfers on the date you specify or on the next business day. You can specify any day of the month, except the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at one of the Variable Products Service Centers listed on the first page of this prospectus. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. NYLIAC will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     You can cancel the Dollar Cost Averaging option at any time by written request. You can not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

                          AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. The minimum cash value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You can not elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

                                 INTEREST SWEEP

     You can direct that the interest earned in the Fixed Account be periodically transferred into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:

     -- the date you want this feature to start;

     -- the percentage you want to be transferred to each Investment Division;
        and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     We will begin to make Interest Sweep transfers when the amount in the Fixed Account is at least $2,500. You can specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th or 31st of a month.

     You cannot choose the Interest Sweep feature if you have instructed us to deduct any part of your policy expenses from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expense deduction to the MainStay VP Cash Management Investment Division.

     You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than the greater of $5,000 or 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time by written request.

     This feature is available at no additional cost.

     THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS

     In some cases, the policy may be sold to policyowners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policyowner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the policy.

     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the accumulation values of policyowners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of policyowners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policyowners.

                         DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured's maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY--PAYMENT OPTIONS.

     The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.

     Life Insurance Benefit Option 1--Provides a death benefit equal to the greater of (i) the face amount of the policy (ii) or a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. (See the following table for these percentages.)

     Life Insurance Benefit Option 2--Provides a death benefit equal to the greater of (i) the face amount of the policy plus the Cash Value or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. (See the following table for these percentages.)

INSURED'S AGE                     INSURED'S AGE
  ON POLICY    IRC SECTION 7702     ON POLICY     IRC SECTION 7702
 ANNIVERSARY   LIFE INSURANCE %    ANNIVERSARY    LIFE INSURANCE %
-------------  ----------------   -------------   ----------------
    0-40             250              61                128
     41              243              62                126
     42              236              63                124
     43              229              64                122
     44              222              65                120
     45              215              66                119
     46              209              67                118
     47              203              68                117
     48              197              69                116
     49              191              70                115
     50              185              71                113
     51              178              72                111
     52              171              73                109
     53              164              74                107
     54              157             75-90              105
     55              150              91                104
     56              146              92                103
     57              142              93                102
     58              138              94                101
     59              134           95 & Over            100
     60              130

     The value of any additional benefits provided by rider on the primary Insured's life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--PAYMENT OPTIONS. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.

     EXAMPLE 1:

     The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:

                                                        POLICY A    POLICY B
                                                        --------    --------
(1) Face amount.......................................  $100,000    $100,000
(2) Cash Value on date of death (and no loans)........  $ 50,000    $ 40,000
(3) Internal Revenue Code ("IRC") Section 7702 Life
    Insurance Percentage on date of death.............      215%        215%
(4) Cash Value multiplied by the IRC Percentage.......  $107,500    $ 86,000
(5) Death benefit = greater of (1) and (4)............  $107,500    $100,000

     EXAMPLE 2:*

     The following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):

                                             POLICY A    POLICY B    POLICY C
                                             --------    --------    --------
(1) Face amount as shown on the Policy Data
    Page...................................  $100,000    $100,000    $200,000
(2) Cash Surrender Value on date of
  death....................................  $ 50,000    $110,000    $110,000
(3) Death benefit after maturity = Cash
    Surrender Value........................  $ 50,000    $110,000    $110,000

---------------
* For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states.

     FACE AMOUNT CHANGES

     Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased. The policy also contains a provision that permits cancellation of an increase in the face amount during the free look period. This period begins on the date the increase takes effect and ends 20 days later (or the amount of time required by state law but not less than 10 days).

     The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 80 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk, which may increase the cost of insurance charge, and will incur a new 15 year surrender charge period only on the amount of the increase.

     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see CHARGES UNDER THE POLICY--SURRENDER CHARGES.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

     LIFE INSURANCE BENEFIT OPTION CHANGES

     You can change the life insurance benefit option of the policy. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing.

     If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value and a surrender charge will be assessed if a surrender charge is then currently applicable.

     If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. No surrender charge schedule has been applied to those option changes since November 20, 1998. However, for policies issued on and before November 19, 1998 where a life insurance benefit change from Option 2 to Option 1 occurred, a surrender charge schedule was applied to any increase attributable to these changes. Effective May 19, 2000, this charge schedule will no longer be in effect.

                      CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE

     The Cash Value of your policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.

     TRANSFERS

     All or part of the Cash Value can be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year can be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that can be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We reserve the right to charge $30 for each transfer in excess of twelve per year. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options will not count toward the twelve-transfer limit.

     Transfers can also be made from the Fixed Account to the Investment Divisions in certain situations. (SEE THE FIXED ACCOUNT.)

     Transfer requests must be in writing and sent to one of the Variable Products Service Centers listed on the first page of this prospectus on a form we approve or by telephone in accordance with established procedures. Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day on which NYLIAC receives the transfer request. If, however, the date on which they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Business Day. See ADDITIONAL PROVISIONS OF THE POLICY--WHEN WE PAY PROCEEDS.

     INVESTMENT RETURN

     The investment return of a policy is based on:

     -- The Accumulation Units held in each Investment Division,

     -- The investment experience of each Investment Division as measured by its actual net rate of return, and

     -- The interest rate credited on Cash Values held in the Fixed Account.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day on which the net asset value of the underlying Portfolio is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.

     CASH SURRENDER VALUE

     The policy can be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in proper form at one of the Variable Products Service Centers listed on the first page of this prospectus. The policy and written request for surrender are deemed received on the date on which they are received by mail at NYLIAC's Variable Products Service Center or such other location that we indicate to you in writing. If, however, the date on which they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Business Day.

     Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) can be more or less than the total premiums.

     PARTIAL WITHDRAWALS

     The owner of a policy can make a partial withdrawal of the policy's Cash Surrender Value at any time while the Insured is living, in writing or by calling a service representative at (800) 598-2019. The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy's Cash Surrender Value at the end of the Business Day during which we receive the request for the partial withdrawal at our Variable Products Service Center. The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy's face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. See CHARGES UNDER THE POLICY.

     We will charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis.

When you make a partial withdrawal, the death benefit, the Cash Value, and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.

                             POLICY LOAN PRIVILEGE

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.

     When you request a loan, a transfer of funds can be made from the Separate Account to the Fixed Account so that the cash value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from cash value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

     LOAN INTEREST

     The effective annual loan interest rate is 6% for all policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We reserve the right to set a lower rate which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year in which a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining cash value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. (See LOAN REPAYMENT below).

     If we have set a loan interest rate lower than 6%, any subsequent increase in the interest rate will be subject to the following conditions:

          (1) The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.

          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy's Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

     INTEREST ON LOANED VALUE

     The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. Such rate will never be less than 2% less than the effective annual loan interest rate and in no event less than 4%.

     Currently, the amount in the Fixed Account which is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

     That portion of the policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.

     THE EFFECTS OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Code. If the Policy is a modified endowment contract a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See FEDERAL INCOME TAX CONSIDERATIONS for more information).

                               EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date or after an increase in the face amount of the policy, you may request that the entire Accumulation Value of the policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured. However, you may request such a transfer within 24 months after an increase in the face amount of the policy solely with respect to the lesser of that portion of the post-increase premiums attributable to the increase in the face amount of the policy or the Accumulation Value under the policy. The exchange will become effective when we receive proper written request.

     At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance which we or one of our affiliates offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy at one of the Variable Products Service Centers list on the first page of this prospectus, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age and risk classification as the original policy. The amount applied to your new policy will be the policy's Accumulation Value as of the date of the exchange plus a refund of all cost of insurance charges. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.

     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy but will not offer variable investment options such as the Investment Divisions. We will not require that you provide evidence of insurability in order to effect this conversion. You will have 60 days after the later of (1) the effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.

                               YOUR VOTING RIGHTS

     The Funds are not required to and typically do not hold annual stockholder meetings. Special stockholder meetings will be called when necessary.

     To the extent required by law, whenever a special stockholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

     The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner's percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.

     The number of votes of an Eligible Portfolio which are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.

                                   OUR RIGHTS

     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company or in any other form permitted by law;

     -- deregister the Separate Account;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts; and

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     NYLIAC also reserves the right to change the names of the Separate Account.

                  DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*

DIRECTORS:                                  POSITIONS DURING LAST FIVE YEARS:
Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date,
                                            President and Chief Operating Officer from October
                                            1995 to April 1997. President of NYLIAC from November
                                            1995 to May 1997.
Gary G. Benanav...........................  Vice Chairman of New York Life from November 1999 to date, Executive Vice President from 1997 to November
                                            1999. Chairman and Chief Executive Officer of New
                                            York Life International from December 1997 to date.
                                            Executive Vice President and Chairman of Taiwan
                                            Branch of NYLIAC from May 1998 to date. President of
                                            Aeris Ventures LLC from January to December, 1997.
                                            Prior thereto, Executive Vice President of Aetna Life
                                            and Casualty Company.
Richard M. Kernan, Jr. ...................  Executive Vice President and Chief Investment Officer
                                            of New York Life from March 1991 to date. Executive
                                            Vice President and Chief Investment Officer of NYLIAC
                                            from August 2000 to date.
Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date, Executive Vice President from February 1995 to
                                            January 1997. President of NYLIAC from May 1997 to
                                            date, Executive Vice President from November 1995 to
                                            May 1997;
George J. Trapp...........................  Executive Vice President of New York Life from June
                                            1995 to date, Corporate Secretary from November 1995
                                            to date. Member of the Executive Management Committee
                                            of New York Life from 1994 to date.

Phillip J. Hildebrand.....................  Executive Vice President of New York Life from March
                                            1999 to date; Senior Vice President in charge of the
                                            Agency Department from January 1997 to March 1999.
                                            Executive Vice President of NYLIAC from June 1999 to
                                            date; prior thereto, Senior Vice President from Janu-
                                            ary 1997. Managing Partner of Dallas General Office
                                            of New York Life from 1994 to 1996.
Howard I. Atkins..........................  Executive Vice President and Chief Financial Officer
                                            of New York Life and NYLIAC from April 1996 to date.
                                            Chief Financial Officer of Midlantic Corporation
                                            prior thereto.
Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from February
                                            1991 to date. Senior Vice President of NYLIAC from
                                            1992 to date.
Frank M. Boccio...........................  Senior Vice President in charge of the Individual
                                            Policy Services Department of New York Life from July
                                            1995 to date.
Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date. Senior Vice President of NYLIAC from August
                                            1995 to date.
Solomon Goldfinger........................  Senior Vice President, Chief Financial Officer and
                                            Chief of Staff--Life and Annuity, in charge of the
                                            Financial Management Department of New York Life from
                                            July 1995 to date. Senior Vice President of NYLIAC
                                            from April 1992 to date.
OFFICERS:
Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from May 1989 to date. Senior Vice President and
                                            Treasurer of NYLIAC from May 1997 to date, Vice
                                            President and Treasurer from January 1993 to May
                                            1997.

Gary E. Wendlandt.........................  Executive Vice President in charge of Asset
                                            Management business of New York Life from May 1999 to
                                            date. Chief Executive Officer of New York Life
                                            Investment Management from December 1999 to date,
                                            Chairman from March 2000 to date. Executive Vice
                                            President of NYLIAC from March 2000 to date.
                                            Executive Vice President and Chief Investment Officer
                                            of MassMutual Life Insurance Company from June 1992
                                            to April 1999.
Richard C. Schwartz.......................  Senior Vice President of New York Life from March
                                            1998 to date; prior thereto, Vice President from
                                            1993. Senior Vice President of NYLIAC from March 2000
                                            to date.
John A. Cullen............................  Vice President and Deputy Controller of New York Life
                                            from December 1999 to date; Vice President prior
                                            thereto. Vice President and Controller of NYLIAC from
                                            December 1999 to date; Vice President and Assistant
                                            Controller prior thereto.
Frank J. Ollari...........................  Senior Vice President in charge of the Real Estate
                                            Department of New York Life from October 1989 to
                                            date. Senior Vice President in charge of Real Estate
                                            of NYLIAC from April 1992 to date.
Joel M. Steinberg.........................  Vice President and Actuary of New York Life from
                                            March 1998 to date; Corporate Vice President and
                                            Actuary from March 1996 to March 1998; Actuary prior
                                            thereto. Vice President and Actuary of NYLIAC from
                                            February 1998 to date.
Stephen N. Steinig........................  Senior Vice President and Chief Actuary of New York
                                            Life from February 1994 to date. Senior Vice
                                            President and Chief Actuary of NYLIAC from May 1991
                                            to date.

---------------
* Principal business address is 51 Madison Avenue, New York, NY 10010.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     INTEREST CREDITING

     NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

     TRANSFERS TO INVESTMENT DIVISIONS AND TO THE FIXED ACCOUNT

     Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.

     1. Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of $5,000 or 20% of the value in the Fixed Account at the beginning of the Policy Year.

     2. Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or
        (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.

     3. Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer.

     We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details.

     Transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures.

     See the policy for details and a description of the Fixed Account.

     PROCEDURES FOR TELEPHONE TRANSFERS

     You may effect telephone transfers in two ways. You may directly contact a service representative at (800) 596-2019. You may also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the unassisted transfer of monies among the Investment Divisions and/or the Fixed Account and change of allocation of future payments. If you intend to conduct telephone transfers through the VRU, you must complete a Telephone Authorization Form. We reserve the right to temporarily discontinue the availability of the VRU.

     We will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any requests, callers will be asked for their social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all policyowners who request VRU access. The PIN is selected by and known only to the policyowner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, we will confirm all transactions performed over the VRU and all transactions effected with a service representative, in writing. NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. Telephone transfer requests must be received no later than 4:00 p.m. Eastern Time to assure same-day processing. Requests received after 4:00 p.m. will be processed at the end of the next Business Day. Transfers will be effected at the price next determined after receipt of the transfer request.

                       FEDERAL INCOME TAX CONSIDERATIONS

     OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

     CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

     DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

     LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

     MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

     POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

     POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

     CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use the policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. You should consult your tax advisors on these matters.

     EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

     OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

     STEP PROGRAM

     The Severance Trust Executive Program ("STEP") is an employee welfare benefit plan that provides severance benefits and life insurance coverage through a ten-or-more employer trust as described in Section 419A(f)(6) of the Internal Revenue Code. The tax consequences of participating in a STEP trust are uncertain under current law. There is a reasonable possibility that contributions to the STEP trust may not be deductible for income tax purposes. Moreover, there is at least some risk that an employee or owner may be viewed by the Internal Revenue Service as receiving gross income in the year contributions are made to the STEP trust. Prospective participants should have their own qualified advisors review the legal and actuarial opinions applicable to the STEP Program.

     WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                      ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION

     For a period of five (5) years after termination, you can request that we reinstate the policy during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must receive the following:

     -- A payment in an amount which is sufficient to keep the policy in force for at least 3 months. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;

     -- Any unpaid loan must be repaid or deducted from the Cash Value of the reinstated policy, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and

     -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     If we do reinstate the policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated.

     ADDITIONAL BENEFITS PROVIDED BY RIDER

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. The following riders are available.

  Guaranteed Minimum Death Benefit ("GMDB") Rider

     This rider is subject to state regulatory approvals and is not be available in Massachusetts, New Jersey, New York and Texas. In addition, the rider title and requirements for this rider may vary by state.

     This rider guarantees that the policy will not lapse even if the Cash Surrender Value is not enough to cover the policy's current monthly deduction charges. Generally, this rider is issued with expiry dates of the Insured's age 70, 80 and, except for policies issued with a substandard underwriting class,
95. At issue, you can choose any one of the expiry dates, but the coverage period for the rider must be at least 10 years.

     In exchange for the guarantee provided by this rider, you are required to pay a certain amount of premiums into the policy. The monthly GMDB premium is calculated for the policy and is shown on the Policy Data Page. However, premiums do not have to be paid on a monthly basis. On each Monthly Deduction Day, a GMDB premium test is performed. The GMDB premium test is satisfied if the total of all premiums paid to date under the policy, less any partial withdrawals made, are at least equal to the sum of all monthly GMDB premiums from the date this rider is issued up to that Monthly Deduction Day.

     If on a Monthly Deduction Day, the policy does not satisfy the GMDB premium test by more than the amount of one monthly GMDB premium, you will be notified by letter that the rider will end unless you pay the amount necessary to pass the test by the next Monthly Deduction Day. However, we will reinstate the rider if the required payment is received before the next Monthly Deduction Day following the date the rider ended.

     The monthly GMDB premium can change if certain changes are made to the policy.

     In addition to the premium requirement described above, policyowners must pay a charge for the rider. The charge is $0.01 per $1000 of the sum of the policy's base face amount plus any face amount provided by an Other Covered Insured rider. This charge will be deducted from the policy's Cash Value on each Monthly Deduction Day.

     This rider will end if you take a policy loan during the first two Policy Years. After the first two Policy Years, loans are permitted but are restricted. In general, the Cash Surrender Value minus the requested loan must exceed the total of the monthly GMDB premiums, accumulated at an annual effective interest rate of 6%, as of that date. If you request a loan which would cause the GMDB rider to end, we will delay processing the request until we receive your signed authorization to terminate the rider. Once terminated under these circumstances, the rider cannot be reinstated.

     This rider will also end if the rider reaches its expiry date or if the policy ends or is surrendered.

     The GMDB rider also covers the monthly deduction charges due for any other policy riders. However, if monthly deduction charges are being waived under another policy rider, the GMDB rider is placed in an inactive status and no benefit under the GMDB rider is in effect. While the rider is in an inactive status, no charge for the rider is payable, and no GMDB premium testing will be performed. However, once monthly deductions for the policy are no longer being waived, the GMDB rider will automatically be restored. Beginning in the next Monthly Deduction Day, the charge for this rider will be deducted and the GMDB premium test must again be satisfied.

  Children's Insurance Rider

     This rider provides level term insurance coverage on the lives of children of the Insured until the earlier of the policy anniversary on which the child is age 25 or the policy anniversary on which the Insured is or would have been age
65. At that time, you may convert the rider coverage to a current-dated permanent life insurance policy.

  Term Insurance On Other Covered Insured Rider (also referred to as
  Supplemental   Insurance Benefit Rider)

     This rider provides level term insurance coverage on one or more insureds and is convertible up until the policy anniversary on which that insured is age 71 or on the death of the primary Insured, if earlier. This rider is currently not available on the primary Insured.

  Monthly Deduction Waiver Rider

     This rider provides for the waiver of monthly deduction charges in the event of total disability of the primary Insured.

  Accidental Death Benefit Rider

     This rider provides for an additional death benefit in the event the Insured's death was caused by accidental bodily injury occurring within one year of the Insured's death. No benefit is payable under this rider if the Insured dies before his or her first birthday or after the policy anniversary when the Insured is age 70.

  Guaranteed Insurability Rider

     This rider allows you to increase the face amount of the policy or purchase a new policy on the Insured for a specified option amount on specified dates, without evidence of insurability.

  Spouse Paid-Up Insurance Purchase Option Rider (not available in New York)

     This rider allows the Insured's spouse or the spouse of an Other Covered Insured to purchase a paid-up insurance policy on his or her life on the Insured's or the Other Covered Insured's death. The amount that may be purchased cannot exceed the death benefit on the policy, provided the spouse is the Beneficiary under the policy or the applicable Term Insurance On Other Covered Insured Rider.

  Accelerated Benefits Rider (also referred to as Living Benefits Rider)

     Generally, this rider allows you to receive 25% or more of the death benefit up to $250,000, less an interest adjustment, less an administrative fee (up to $150 generally) when the Insured has a life expectancy of twelve months or less. Amounts received under this rider after December 31, 1996 will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if the policyowner is not the Insured and the policyowner has an insurable interest in the life of the Insured either because the Insured is a director, officer or employee of the policyowner or because the Insured has a financial interest in a business of the policyowner.

     When less than 100% of the death benefit is accelerated, the policy stays in force, with the face amount and other policy values reduced proportionately.

     PAYMENT OPTIONS

     Death benefits will be paid in one sum, or if elected, all or part of the death benefit can be placed under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments which remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA)

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity policy which is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the appropriate Option 2 table of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     When asked, we will state in writing what the minimum amount of each monthly payment would be under these options. It is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1995 AND                                                   2036 AND
EARLIER    1996-2005   2006-2015   2016-2025   2026-2035    LATER
--------   ---------   ---------   ---------   ---------   --------
   +2         +1           0          -1          -2          -3

     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY

     A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     The Beneficiary may be changed during the Insured's lifetime by writing to one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner's estate.

     ASSIGNMENT

     While the Insured is living, the policy can be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.

     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

     SUICIDE

     If the Insured commits suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.

     WHEN WE PAY PROCEEDS

     If the policy has not terminated, payment of the Cash Surrender Value, loan proceeds, partial withdrawals or the death benefit are made within 7 days after we receive all requirements at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:

     -- It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     -- The SEC, by order, permits us to delay payment in order to protect our policyowners.

     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received at one of the Variable Products Service Centers listed on the first page of this prospectus. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

                              RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing you the same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors") 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the policies. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life.

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first year will not exceed 50% of the premiums paid up to a policy's target premium plus 3.5% of premiums paid in excess of such amount. Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount.

     Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the policies. Purchasers of policies will be informed prior to purchase of any applicable special arrangement.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and benefits and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                                    EXPERTS

     The financial statements of NYLIAC as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this Prospectus have been so included in reliance on the report (which includes an explanatory paragraph relating to a change in its method of accounting for the cost of computer software developed or obtained for internal use as described in
Note 2 to the financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The financial statements of the Separate Account as of December 31, 2000 and for each of the three years in the period ended December 31, 2000 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     Actuarial matters in this prospectus have been examined by Michael Fong, FSA, MAAA, Associate Actuary. An opinion on actuarial matters is filed with the SEC as an exhibit to the registration statements.

                              FINANCIAL STATEMENTS

     The audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 2000, 1999 and 1998, and of the Separate Account (including the auditor's report) for the year ended December 31, 2000, 1999 and 1998 are included in this prospectus. The financial statements of NYLIAC should be considered only as bearing upon the ability of NYLIAC to meet its obligations under the policy.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $241,785,130     $ 44,041,642     $  7,517,365     $  4,325,405
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............        378,836           48,738           10,561            7,343
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $241,406,294     $ 43,992,904     $  7,506,804     $  4,318,062
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL policies........................   $225,952,474     $ 40,728,999     $  4,814,987     $  4,168,325
    VUL 2000 policies............................     15,453,820        3,263,905        2,691,817          149,737
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $241,406,294     $ 43,992,904     $  7,506,804     $  4,318,062
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $      28.70     $       1.35     $      16.30     $      14.70
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $      10.76     $       1.06     $      11.36     $      11.22
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $274,136,796     $ 44,041,657     $  8,463,798     $  4,303,163
                                                    ============     ============     ============     ============

                                                    MAINSTAY VP
                                                      AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER
                                                      CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN
                                                      INCOME &         COMPANY         MANAGEMENT         SMALL
                                                       GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $  1,138,702     $    633,552     $  5,101,956     $ 15,949,628
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............          1,390              646            5,553           32,670
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $  1,137,312     $    632,906     $  5,096,403     $ 15,916,958
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL policies........................   $    376,779     $     72,439     $  1,966,829     $ 12,193,189
    VUL 2000 policies............................        760,533          560,467        3,129,574        3,723,769
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $  1,137,312     $    632,906     $  5,096,403     $ 15,916,958
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $       9.40     $      10.36     $       9.25     $      12.62
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $       9.71     $      10.96     $      12.45     $       9.46
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $  1,221,812     $    618,210     $  6,336,012     $ 15,736,357
                                                    ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $ 27,805,139     $  6,910,885     $ 49,255,044     $ 34,513,307     $  9,238,684      $ 77,231,015      $135,144,561
           46,335           11,069           80,433           60,748           15,794           123,829           221,618
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 27,758,804     $  6,899,816     $ 49,174,611     $ 34,452,559     $  9,222,890      $ 77,107,186      $134,922,943
     ============     ============     ============     ============     ============      ============      ============
     $ 26,361,139     $  6,249,952     $ 46,996,939     $ 33,582,399     $  8,625,996      $ 69,703,863      $120,722,434
        1,397,665          649,864        2,177,672          870,160          596,894         7,403,323        14,200,509
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 27,758,804     $  6,899,816     $ 49,174,611     $ 34,452,559     $  9,222,890      $ 77,107,186      $134,922,943
     ============     ============     ============     ============     ============      ============      ============
     $      15.28     $      15.44     $      22.43     $      20.01     $      14.91      $      31.53      $      31.77
     ============     ============     ============     ============     ============      ============      ============
     $       9.70     $       9.42     $      10.89     $      11.87     $      10.94      $      11.78      $      10.35
     ============     ============     ============     ============     ============      ============      ============
     $ 35,652,962     $  7,276,005     $ 45,049,320     $ 32,417,761     $  9,591,030      $ 88,191,891      $147,495,738
     ============     ============     ============     ============     ============      ============      ============

                                                                         JANUS ASPEN      MORGAN STANLEY
       CALVERT          FIDELITY         FIDELITY       JANUS ASPEN         SERIES             UIF             T. ROWE
        SOCIAL           VIP II            VIP             SERIES         WORLDWIDE      EMERGING MARKETS       PRICE
       BALANCED      CONTRAFUND(R)    EQUITY-INCOME       BALANCED          GROWTH            EQUITY        EQUITY INCOME
    -----------------------------------------------------------------------------------------------------------------
     $  1,650,584     $ 51,564,515     $ 18,218,988     $ 44,375,983     $ 75,129,483      $  7,130,201      $    765,060
            2,518           80,109           35,661           66,402          114,908            10,387               760
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  1,648,066     $ 51,484,406     $ 18,183,327     $ 44,309,581     $ 75,014,575      $  7,119,814      $    764,300
     ============     ============     ============     ============     ============      ============      ============
     $  1,247,706     $ 43,916,394     $ 15,910,976     $ 31,844,785     $ 60,952,812      $  5,668,829      $     51,485
          400,360        7,568,012        2,272,351       12,464,796       14,061,763         1,450,985           712,815
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  1,648,066     $ 51,484,406     $ 18,183,327     $ 44,309,581     $ 75,014,575      $  7,119,814      $    764,300
     ============     ============     ============     ============     ============      ============      ============
     $      14.70     $      18.92     $      16.64     $      20.04     $      21.84      $       8.81      $      11.01
     ============     ============     ============     ============     ============      ============      ============
     $      10.33     $      11.00     $      11.41     $      11.25     $      11.84      $       8.99      $      11.06
     ============     ============     ============     ============     ============      ============      ============
     $  1,785,290     $ 55,187,874     $ 17,533,337     $ 45,649,711     $ 90,521,816      $ 10,354,207      $    728,815
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                CAPITAL APPRECIATION                               CASH MANAGEMENT
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000            1999            1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $          --   $          --   $     144,794   $   1,580,507   $   1,033,284   $     482,627
  Mortality and expense risk and
    administrative charges........     (1,764,082)     (1,325,374)       (864,061)       (183,476)       (149,862)        (65,776)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................     (1,764,082)     (1,325,374)       (719,267)      1,397,031         883,422         416,851
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................    125,297,510     152,344,807      57,370,104     832,491,635     420,117,735     113,963,536
  Cost of investments sold........   (109,964,940)   (105,222,446)    (28,771,929)   (832,491,594)   (420,117,858)   (113,963,362)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............     15,332,570      47,122,361      28,598,175              41            (123)            174
  Realized gain distribution
    received......................     16,627,986       9,212,178       1,508,712              --               8              --
  Change in unrealized
    appreciation (depreciation) on
    investments...................    (61,221,668)     (9,158,970)     12,462,126             (16)            107            (115)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............    (29,261,112)     47,175,569      42,569,013              25              (8)             59
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................         84,161         (57,448)        (54,151)         (2,088)         (1,253)           (576)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $ (30,941,033)  $  45,792,747   $  41,795,595   $   1,394,968   $     882,161   $     416,334
                                    =============   =============   =============   =============   =============   =============

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                INTERNATIONAL EQUITY                                TOTAL RETURN
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000            1999            1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      48,991   $      19,396   $      95,448   $   1,041,963   $     795,746   $     648,813
  Mortality and expense risk and
    administrative charges........        (44,591)        (34,254)        (26,135)       (345,823)       (278,453)       (203,043)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................          4,400         (14,858)         69,313         696,140         517,293         445,770
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................     10,164,396       1,039,546       8,126,694       2,899,281       1,942,053       2,079,894
  Cost of investments sold........    (10,157,189)       (946,738)     (7,727,138)     (1,625,839)     (1,004,465)     (1,249,354)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............          7,207          92,808         399,556       1,273,442         937,588         830,540
  Realized gain distribution
    received......................        372,308         133,262              --       4,081,375       1,305,271         933,164
  Change in unrealized
    appreciation (depreciation) on
    investments...................     (1,618,834)      1,140,110         253,950      (8,653,054)      3,737,718       4,843,628
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............     (1,239,319)      1,366,180         653,506      (3,298,237)      5,980,577       6,607,332
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................          2,142          (1,636)         (1,447)          8,738          (8,421)         (9,150)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $  (1,232,777)  $   1,349,686   $     721,372   $  (2,593,359)  $   6,489,449   $   7,043,952
                                    =============   =============   =============   =============   =============   =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                     MAINSTAY VP
                     MAINSTAY VP                                     MAINSTAY VP                     HIGH YIELD
                     CONVERTIBLE                                     GOVERNMENT                     CORPORATE BOND
    ---------------------------------------------   ---------------------------------------------   -------------
        2000            1999            1998            2000            1999            1998            2000
    -------------------------------------------------------------------------------------------------------------
    $     270,299   $     112,711   $      83,153   $     249,425   $     186,993   $     143,858   $   3,725,021
          (35,544)        (16,793)         (9,290)        (26,301)        (24,832)        (16,586)       (192,840)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          234,755          95,918          73,863         223,124         162,161         127,272       3,532,181
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          351,541         190,880         126,980       1,111,451       2,190,273       2,611,462       1,803,313
         (315,534)       (165,136)       (119,640)     (1,201,228)     (2,181,903)     (2,573,576)     (1,992,134)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           36,007          25,744           7,340         (89,777)          8,370          37,886        (188,821)
          442,403         333,649          50,288              --              --              --           1,263
       (1,249,434)        406,847         (85,229)        285,580        (259,370)         14,939      (5,292,927)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (771,024)        766,240         (27,601)        195,803        (251,000)         52,825      (5,480,485)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
              789          (1,036)            (23)           (643)             47            (204)          2,341
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $    (535,480)  $     861,122   $      46,239   $     418,284   $     (88,792)  $     179,893   $  (1,945,963)
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
              HIGH YIELD
          CORPORATE BOND
     -----------------------------
         1999            1998
     -----------------------------
     $   2,919,680   $   1,701,259
          (160,799)       (110,896)
     -------------   -------------
         2,758,881       1,590,363
     -------------   -------------
         1,691,618       1,235,051
        (1,669,515)     (1,170,197)
     -------------   -------------
            22,103          64,854
           499,619          47,406
          (818,497)     (1,498,958)
     -------------   -------------
          (296,775)     (1,386,698)
     -------------   -------------
            (3,665)            (61)
     -------------   -------------
     $   2,458,441   $     203,604
     =============   =============

                     MAINSTAY VP                                     MAINSTAY VP                     MAINSTAY VP
                        VALUE                                           BOND                        GROWTH EQUITY
    ---------------------------------------------   ---------------------------------------------   -------------
        2000            1999            1998            2000            1999            1998            2000
    -------------------------------------------------------------------------------------------------------------
    $     430,439   $     349,161   $     340,888   $     583,427   $     429,660   $     306,186   $     438,876
         (202,994)       (177,341)       (137,034)        (55,342)        (46,120)        (35,304)       (500,312)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          227,445         171,820         203,854         528,085         383,540         270,882         (61,436)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,117,975       1,474,401         622,459         730,750         743,861         908,053      60,660,721
       (1,820,198)     (1,186,551)       (455,953)       (775,323)       (736,993)       (905,139)    (50,764,425)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          297,777         287,850         166,506         (44,573)          6,868           2,914       9,896,296
        1,029,801              --       1,711,646              --             553         150,296       7,013,106
        2,085,051       1,329,416      (3,245,087)        240,360        (531,346)        (24,456)    (20,170,835)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,412,629       1,617,266      (1,366,935)        195,787        (523,925)        128,754      (3,261,433)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           (2,639)         (1,483)            952          (1,132)             71            (496)         15,246
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $   3,637,435   $   1,787,603   $  (1,162,129)  $     722,740   $    (140,314)  $     399,140   $  (3,307,623)
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
           GROWTH EQUITY
     -----------------------------
         1999            1998
    ---------------------------------------------------------------------------
     $     340,542   $     286,865
          (342,165)       (207,777)
     -------------   -------------
            (1,623)         79,088
     -------------   -------------
         9,199,644         676,843
        (5,816,498)       (449,502)
     -------------   -------------
         3,383,146         227,341
         5,714,804       2,916,300
         4,351,297       3,898,766
     -------------   -------------
        13,449,247       7,042,407
     -------------   -------------
           (18,194)        (10,255)
     -------------   -------------
     $  13,429,430   $   7,111,240
     =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                                                                     MAINSTAY VP
                                                     MAINSTAY VP                                  AMERICAN CENTURY
                                                   INDEXED EQUITY                                  INCOME & GROWTH
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000           1999(A)          1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $   1,332,428   $   1,094,708   $     640,476   $       7,375   $         221   $          --
  Mortality and expense risk and
    administrative charges........       (910,829)       (625,794)       (324,552)         (2,977)            (18)             --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................        421,599         468,914         315,924           4,398             203              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................    412,452,055     237,429,723      79,489,365          76,261           6,414              --
  Cost of investments sold........   (408,632,602)   (223,788,302)    (68,772,611)        (79,913)         (6,273)             --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............      3,819,453      13,641,421      10,716,754          (3,652)            141              --
  Realized gain distribution
    received......................      2,520,131       1,618,939         557,191             405              --              --
  Change in unrealized
    appreciation (depreciation) on
    investments...................    (19,469,287)        734,879         282,888         (84,130)          1,020              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............    (13,129,703)     15,995,239      11,556,833         (87,377)          1,161              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................         31,443         (21,057)        (16,684)             88              (1)             --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $ (12,676,661)  $  16,443,096   $  11,856,073   $     (82,891)  $       1,363   $          --
                                    =============   =============   =============   =============   =============   =============

                                                                                                      FIDELITY
                                                       CALVERT                                         VIP II
                                                   SOCIAL BALANCED                                  CONTRAFUND(R)
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000            1999            1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      28,259   $      21,450   $      10,243   $     134,244   $      91,179   $      44,727
  Mortality and expense risk and
    administrative charges........         (8,941)         (4,964)         (2,035)       (305,653)       (176,020)        (72,691)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................         19,318          16,486           8,208        (171,409)        (84,841)        (27,964)
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................         76,598          80,603         247,861      20,009,862         828,229         251,963
  Cost of investments sold........        (77,264)        (76,785)       (232,500)    (16,120,683)       (545,722)       (197,927)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............           (666)          3,818          15,361       3,889,179         282,507          54,036
  Realized gain distribution
    received......................         49,890          73,487          22,970       4,873,050         668,643         329,061
  Change in unrealized
    appreciation (depreciation) on
    investments...................       (132,226)           (346)         (1,990)    (12,046,353)      5,142,920       2,790,206
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............        (83,002)         76,959          36,341      (3,284,124)      6,094,070       3,173,303
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................            185            (106)            (57)          9,550          (7,286)         (4,175)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $     (63,499)  $      93,339   $      44,492   $  (3,445,983)  $   6,001,943   $   3,141,164
                                    =============   =============   =============   =============   =============   =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                     MAINSTAY VP
                     MAINSTAY VP                                     EAGLE ASSET
                    DREYFUS LARGE                                    MANAGEMENT
                    COMPANY VALUE                                   GROWTH EQUITY
    ---------------------------------------------   ---------------------------------------------
        2000           1999(A)          1998            2000           1999(A)          1998
    ---------------------------------------------------------------------------------------------
    $       4,077   $         156   $          --   $          --   $          --   $          --
           (1,239)             (8)             --         (10,708)            (12)             --
    -------------   -------------   -------------   -------------   -------------   -------------
            2,838             148              --         (10,708)            (12)             --
    -------------   -------------   -------------   -------------   -------------   -------------
           49,336             798              --         292,682           2,538              --
          (48,934)           (771)             --        (304,012)         (1,944)             --
    -------------   -------------   -------------   -------------   -------------   -------------
              402              27              --         (11,330)            594              --
           10,180              --              --         356,962           1,080              --
           15,145             198              --      (1,236,555)          2,499              --
    -------------   -------------   -------------   -------------   -------------   -------------
           25,727             225              --        (890,923)          4,173              --
    -------------   -------------   -------------   -------------   -------------   -------------
              (21)             --              --             772              (1)             --
    -------------   -------------   -------------   -------------   -------------   -------------
    $      28,544   $         373   $          --   $    (900,859)  $       4,160   $          --
    =============   =============   =============   =============   =============   =============


                    ALGER AMERICAN
                 SMALL CAPITALIZATION
     ---------------------------------------------
         2000            1999            1998
    --------------------------------------------------------------------------------------------------------------------------------
-------
     $          --   $          --   $          --
          (147,767)        (64,998)        (34,358)
     -------------   -------------   -------------
          (147,767)        (64,998)        (34,358)
     -------------   -------------   -------------
       849,130,920     309,989,456     163,434,742
      (855,366,930)   (306,259,435)   (162,218,802)
     -------------   -------------   -------------
        (6,236,010)      3,730,021       1,215,940
         5,671,948         735,842         374,506
          (221,455)        212,328         128,347
     -------------   -------------   -------------
          (785,517)      4,678,191       1,718,793
     -------------   -------------   -------------
            14,063          (5,174)         (1,817)
     -------------   -------------   -------------
     $    (919,221)  $   4,608,019   $   1,682,618
     =============   =============   =============

                      FIDELITY                                       JANUS ASPEN
                         VIP                                           SERIES
                    EQUITY-INCOME                                     BALANCED
    ---------------------------------------------   ---------------------------------------------
        2000            1999            1998            2000            1999            1998
    ---------------------------------------------------------------------------------------------
    $     221,584   $     130,390   $      42,343   $   1,011,582   $     376,018   $     145,260
         (109,319)        (74,391)        (36,651)       (227,346)        (91,838)        (22,831)
    -------------   -------------   -------------   -------------   -------------   -------------
          112,265          55,999           5,692         784,236         284,180         122,429
    -------------   -------------   -------------   -------------   -------------   -------------
      178,562,869       1,148,237         565,838         852,655         600,921         613,739
     (177,714,303)     (1,035,736)       (479,953)       (597,352)       (420,980)       (465,867)
    -------------   -------------   -------------   -------------   -------------   -------------
          848,566         112,501          85,885         255,303         179,941         147,872
          834,803         288,230         150,693       2,977,321              --          20,409
          201,856            (219)        306,596      (5,243,236)      3,014,831         851,673
    -------------   -------------   -------------   -------------   -------------   -------------
        1,885,225         400,512         543,174      (2,010,612)      3,194,772       1,019,954
    -------------   -------------   -------------   -------------   -------------   -------------
             (801)           (603)           (991)          3,117          (4,490)         (1,474)
    -------------   -------------   -------------   -------------   -------------   -------------
    $   1,996,689   $     455,908   $     547,875   $  (1,223,259)  $   3,474,462   $   1,140,909
    =============   =============   =============   =============   =============   =============

                      JANUS ASPEN
                        SERIES
                   WORLDWIDE GROWTH
     ---------------------------------------------
         2000            1999            1998
    ---------------------------------------------------------------------------------------------   --------------------------------
-------------
     $     325,880   $      53,187   $     365,808
          (483,593)       (220,680)        (94,579)
     -------------   -------------   -------------
          (157,713)       (167,493)        271,229
     -------------   -------------   -------------
        14,428,724     189,862,953       7,795,008
       (12,549,388)   (174,195,638)     (6,407,431)
     -------------   -------------   -------------
         1,879,336      15,667,315       1,387,577
         5,751,966              --         144,214
       (21,766,087)      4,604,576       1,447,292
     -------------   -------------   -------------
       (14,134,785)     20,271,891       2,979,083
     -------------   -------------   -------------
            25,650         (22,883)         (4,965)
     -------------   -------------   -------------
     $ (14,266,848)  $  20,081,515   $   3,245,347
     =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                MORGAN STANLEY
                                                      UIF                                        T. ROWE PRICE
                                            EMERGING MARKETS EQUITY                              EQUITY INCOME
                                 ---------------------------------------------   ---------------------------------------------
                                     2000            1999            1998            2000           1999(A)          1998
                                 ---------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..............  $          --   $         760   $      12,161   $       7,402   $         249   $          --
  Mortality and expense risk
    and administrative
    charges....................        (55,716)        (24,825)        (13,414)         (1,618)             (3)             --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss).................        (55,716)        (24,065)         (1,253)          5,784             246              --
                                 -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments................      2,064,292         638,675         633,145          87,941             746              --
  Cost of investments sold.....     (1,640,102)       (817,984)       (901,639)        (89,684)           (735)             --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss)
        on investments.........        424,190        (179,309)       (268,494)         (1,743)             11              --
  Realized gain distribution
    received...................      1,173,803              --              --          29,365           1,944              --
  Change in unrealized
    appreciation (depreciation)
    on investments.............     (5,692,107)      3,006,590        (242,047)         37,796          (1,551)             --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments............     (4,094,114)      2,827,281        (510,541)         65,418             404              --
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease)
    attributable to New York
    Life Insurance and Annuity
    Corporation charges
    retained by the Separate
    Account....................          6,177          (3,019)            406             (52)             --              --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease)
        in total equity
        resulting from
        operations.............  $  (4,143,653)  $   2,800,197   $    (511,388)  $      71,150   $         650   $          --
                                 =============   =============   =============   =============   =============   =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     CAPITAL APPRECIATION                           CASH MANAGEMENT
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000           1999           1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $ (1,764,082)  $ (1,325,374)  $   (719,267)  $  1,397,031   $    883,422   $    416,851
    Net realized gain (loss) on
      investments.......................    15,332,570     47,122,361     28,598,175             41           (123)           174
    Realized gain distribution
      received..........................    16,627,986      9,212,178      1,508,712             --              8             --
    Change in unrealized appreciation
      (depreciation) on investments.....   (61,221,668)    (9,158,970)    12,462,126            (16)           107           (115)
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................        84,161        (57,448)       (54,151)        (2,088)        (1,253)          (576)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................   (30,941,033)    45,792,747     41,795,595      1,394,968        882,161        416,334
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......    63,639,970     55,159,677     43,015,039     19,121,161     64,486,957     55,826,497
    Cost of insurance...................   (25,385,609)   (18,814,467)   (15,632,087)    (1,786,259)    (2,584,763)    (2,030,838)
    Policyowners' surrenders............   (11,881,084)    (8,083,942)    (5,755,421)      (717,997)      (491,187)      (350,776)
    Net transfers from (to) Fixed
      Account...........................     3,274,033     (4,927,532)    (3,314,522)     6,883,757       (381,185)      (637,496)
    Transfers between Investment
      Divisions.........................    (4,806,843)    15,795,045      6,185,530     (3,616,525)   (53,599,684)   (46,950,717)
    Policyowners' death benefits........      (323,735)      (227,269)      (257,174)        (4,196)          (188)       (18,009)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................    24,516,732     38,901,512     24,241,365     19,879,941      7,429,950      5,838,661
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................    (6,424,301)    84,694,259     66,036,960     21,274,909      8,312,111      6,254,995
TOTAL EQUITY:
    Beginning of year...................   247,830,595    163,136,336     97,099,376     22,717,995     14,405,884      8,150,889
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $241,406,294   $247,830,595   $163,136,336   $ 43,992,904   $ 22,717,995   $ 14,405,884
                                          ============   ============   ============   ============   ============   ============

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     INTERNATIONAL EQUITY                             TOTAL RETURN
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000           1999           1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $      4,400   $    (14,858)  $     69,313   $    696,140   $    517,293   $    445,770
    Net realized gain (loss) on
      investments.......................         7,207         92,808        399,556      1,273,442        937,588        830,540
    Realized gain distribution
      received..........................       372,308        133,262             --      4,081,375      1,305,271        933,164
    Change in unrealized appreciation
      (depreciation) on investments.....    (1,618,834)     1,140,110        253,950     (8,653,054)     3,737,718      4,843,628
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................         2,142         (1,636)        (1,447)         8,738         (8,421)        (9,150)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................    (1,232,777)     1,349,686        721,372     (2,593,359)     6,489,449      7,043,952
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......     1,810,980      1,598,744      1,534,922     11,327,552     10,858,597      9,007,541
    Cost of insurance...................      (637,045)      (503,092)      (529,562)    (4,759,211)    (3,741,166)    (3,313,627)
    Policyowners' surrenders............      (213,106)      (162,868)      (256,808)    (2,100,541)    (1,584,812)    (1,211,414)
    Net transfers from (to) Fixed
      Account...........................       107,059       (187,961)      (141,464)       (14,149)      (909,132)      (772,143)
    Transfers between Investment
      Divisions.........................       547,907        328,106       (191,458)      (878,854)     1,510,064        524,899
    Policyowners' death benefits........        (8,266)       (86,667)       (98,515)       (84,625)       (29,909)      (122,817)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................     1,607,529        986,262        317,115      3,490,172      6,103,642      4,112,439
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................       374,752      2,335,948      1,038,487        896,813     12,593,091     11,156,391
TOTAL EQUITY:
    Beginning of year...................     6,525,064      4,189,116      3,150,629     48,277,798     35,684,707     24,528,316
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  6,899,816   $  6,525,064   $  4,189,116   $ 49,174,611   $ 48,277,798   $ 35,684,707
                                          ============   ============   ============   ============   ============   ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                              MAINSTAY VP
                   MAINSTAY VP                                  MAINSTAY VP                    HIGH YIELD
                   CONVERTIBLE                                   GOVERNMENT                   CORPORATE BOND
    ------------------------------------------   ------------------------------------------   ------------
        2000           1999           1998           2000           1999           1998           2000
    ------------------------------------------------------------------------------------------------------
    $    234,755   $     95,918   $     73,863   $    223,124   $    162,161   $    127,272   $  3,532,181
          36,007         25,744          7,340        (89,777)         8,370         37,886       (188,821)
         442,403        333,649         50,288             --             --             --          1,263
      (1,249,434)       406,847        (85,229)       285,580       (259,370)        14,939     (5,292,927)
             789         (1,036)           (23)          (643)            47           (204)         2,341
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (535,480)       861,122         46,239        418,284        (88,792)       179,893     (1,945,963)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,371,086        867,144        737,857      1,007,419      1,020,933        766,789      8,530,403
        (698,982)      (271,355)      (229,862)      (386,136)      (338,961)      (242,485)    (2,962,861)
         (84,573)       (86,364)       (23,416)      (115,380)      (132,107)       (50,424)    (1,024,557)
       2,056,898        (11,682)       (24,417)        88,771        (38,557)       (33,099)       199,764
       1,038,226        250,099        377,042       (249,020)      (307,986)     1,168,469       (774,342)
         (13,579)          (739)            --        (10,543)          (367)       (27,512)      (199,755)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,669,076        747,103        837,204        335,111        202,955      1,581,738      3,768,652
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,133,596      1,608,225        883,443        753,395        114,163      1,761,631      1,822,689
       3,373,208      1,764,983        881,540      3,564,667      3,450,504      1,688,873     25,936,115
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  7,506,804   $  3,373,208   $  1,764,983   $  4,318,062   $  3,564,667   $  3,450,504   $ 27,758,804
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
             HIGH YIELD
         CORPORATE BOND
     ---------------------------
         1999           1998
    ------------------------------------------------------------------------------------------------------   -----------------------
----
     $  2,758,881   $  1,590,363
           22,103         64,854
          499,619         47,406
         (818,497)    (1,498,958)
           (3,665)           (61)
     ------------   ------------
        2,458,441        203,604
     ------------   ------------
        8,302,753      7,559,778
       (2,619,979)    (2,353,235)
         (944,952)      (463,485)
         (456,296)      (263,644)
          412,072      1,875,550
          (18,566)        (8,961)
     ------------   ------------
        4,675,032      6,346,003
     ------------   ------------
        7,133,473      6,549,607
       18,802,642     12,253,035
     ------------   ------------
     $ 25,936,115   $ 18,802,642
     ============   ============

                   MAINSTAY VP                                  MAINSTAY VP                   MAINSTAY VP
                      VALUE                                         BOND                      GROWTH EQUITY
    ------------------------------------------   ------------------------------------------   ------------
        2000           1999           1998           2000           1999           1998           2000
    ------------------------------------------------------------------------------------------------------
    $    227,445   $    171,820   $    203,854   $    528,085   $    383,540   $    270,882   $    (61,436)
         297,777        287,850        166,506        (44,573)         6,868          2,914      9,896,296
       1,029,801             --      1,711,646             --            553        150,296      7,013,106
       2,085,051      1,329,416     (3,245,087)       240,360       (531,346)       (24,456)   (20,170,835)
          (2,639)        (1,483)           952         (1,132)            71           (496)        15,246
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,637,435      1,787,603     (1,162,129)       722,740       (140,314)       399,140     (3,307,623)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,959,068      9,785,258      9,730,766      2,175,315      2,187,714      1,746,262     20,333,503
      (3,165,815)    (3,051,256)    (3,192,216)      (791,398)      (693,353)      (615,607)    (7,313,516)
      (1,415,116)    (1,034,284)      (713,023)      (341,061)      (278,012)      (215,276)    (2,540,156)
        (371,652)      (470,194)      (421,071)       237,435       (106,081)       (91,675)     3,097,658
      (1,419,808)      (339,100)     1,606,497        102,871        244,474        702,565      2,624,664
         (32,221)      (111,844)      (144,245)        (5,591)        (7,364)      (271,589)       (50,858)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,554,456      4,778,580      6,866,708      1,377,571      1,347,378      1,254,680     16,151,295
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,191,891      6,566,183      5,704,579      2,100,311      1,207,064      1,653,820     12,843,672
      28,260,668     21,694,485     15,989,906      7,122,579      5,915,515      4,261,695     64,263,514
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 34,452,559   $ 28,260,668   $ 21,694,485   $  9,222,890   $  7,122,579   $  5,915,515   $ 77,107,186
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          GROWTH EQUITY
     ---------------------------
         1999           1998
    ------------------------------------------------------------------------------------------------------   -----------------------
----
     $     (1,623)  $     79,088
        3,383,146        227,341
        5,714,804      2,916,300
        4,351,297      3,898,766
          (18,194)       (10,255)
     ------------   ------------
       13,429,430      7,111,240
     ------------   ------------
       15,546,512     12,186,740
       (5,033,902)    (3,822,721)
       (1,962,772)      (927,793)
         (995,672)      (618,303)
        3,855,951      3,326,747
          (49,043)       (27,376)
     ------------   ------------
       11,361,074     10,117,294
     ------------   ------------
       24,790,504     17,228,534
       39,473,010     22,244,476
     ------------   ------------
     $ 64,263,514   $ 39,473,010
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                                                                      MAINSTAY VP
                                                         MAINSTAY VP                                AMERICAN CENTURY
                                                        INDEXED EQUITY                              INCOME & GROWTH
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000         1999(A)          1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $    421,599   $    468,914   $    315,924   $      4,398   $        203   $         --
    Net realized gain (loss) on
      investments.......................     3,819,453     13,641,421     10,716,754         (3,652)           141             --
    Realized gain distribution
      received..........................     2,520,131      1,618,939        557,191            405             --             --
    Change in unrealized appreciation
      (depreciation) on investments.....   (19,469,287)       734,879        282,888        (84,130)         1,020             --
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................        31,443        (21,057)       (16,684)            88             (1)            --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................   (12,676,661)    16,443,096     11,856,073        (82,891)         1,363             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......    45,918,282     38,307,020     23,448,394        473,648          9,386             --
    Cost of insurance...................   (15,506,866)   (11,332,970)    (7,501,864)      (102,863)        (1,571)            --
    Policyowners' surrenders............    (5,242,277)    (3,449,613)    (1,904,644)       (22,141)            --             --
    Net transfers from (to) Fixed
      Account...........................     6,085,656     (1,221,342)    (1,125,551)       433,657         26,125             --
    Transfers between Investment
      Divisions.........................    (4,322,651)     8,893,653     17,788,953        402,829            587             --
    Policyowners' death benefits........      (217,686)       (69,949)       (46,244)          (817)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................    26,714,458     31,126,799     30,659,044      1,184,313         34,527             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................    14,037,797     47,569,895     42,515,117      1,101,422         35,890             --
TOTAL EQUITY:
    Beginning of year...................   120,885,146     73,315,251     30,800,134         35,890             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $134,922,943   $120,885,146   $ 73,315,251   $  1,137,312   $     35,890   $         --
                                          ============   ============   ============   ============   ============   ============

                                                                                                        FIDELITY
                                                           CALVERT                                       VIP II
                                                       SOCIAL BALANCED                               CONTRAFUND(R)
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000           1999           1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $     19,318   $     16,486   $      8,208   $   (171,409)  $    (84,841)  $    (27,964)
    Net realized gain (loss) on
      investments.......................          (666)         3,818         15,361      3,889,179        282,507         54,036
    Realized gain distribution
      received..........................        49,890         73,487         22,970      4,873,050        668,643        329,061
    Change in unrealized appreciation
      (depreciation) on investments.....      (132,226)          (346)        (1,990)   (12,046,353)     5,142,920      2,790,206
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................           185           (106)           (57)         9,550         (7,286)        (4,175)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................       (63,499)        93,339         44,492     (3,445,983)     6,001,943      3,141,164
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......       569,505        316,514        220,463     19,471,775     13,026,887      7,696,442
    Cost of insurance...................      (180,046)      (111,360)       (66,198)    (5,898,714)    (3,705,244)    (2,146,703)
    Policyowners' surrenders............       (27,883)       (35,089)       (39,108)    (1,376,670)      (667,893)      (449,496)
    Net transfers from (to) Fixed
      Account...........................       243,739         (5,479)        (4,614)     3,667,379       (343,741)      (154,308)
    Transfers between Investment
      Divisions.........................       114,609        283,964        121,446      1,655,700      5,534,689      3,975,127
    Policyowners' death benefits........            --             --           (827)       (69,599)       (52,911)      (114,379)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................       719,924        448,550        231,162     17,449,871     13,791,787      8,806,683
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................       656,425        541,889        275,654     14,003,888     19,793,730     11,947,847
TOTAL EQUITY:
    Beginning of year...................       991,641        449,752        174,098     37,480,518     17,686,788      5,738,941
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  1,648,066   $    991,641   $    449,752   $ 51,484,406   $ 37,480,518   $ 17,686,788
                                          ============   ============   ============   ============   ============   ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                MAINSTAY VP
                   MAINSTAY VP                                  EAGLE ASSET
                  DREYFUS LARGE                                  MANAGEMENT
                  COMPANY VALUE                                GROWTH EQUITY
    ------------------------------------------   ------------------------------------------
        2000         1999(A)          1998           2000         1999(A)          1998
    ---------------------------------------------------------------------------------------
    $      2,838   $        148   $         --   $    (10,708)  $        (12)  $         --
             402             27             --        (11,330)           594             --
          10,180             --             --        356,962          1,080             --
          15,145            198             --     (1,236,555)         2,499             --
             (21)            --             --            772             (1)            --
    ------------   ------------   ------------   ------------   ------------   ------------
          28,544            373             --       (900,859)         4,160             --
    ------------   ------------   ------------   ------------   ------------   ------------
         347,052          7,985             --      2,135,472          3,878             --
         (81,956)        (1,534)            --       (418,994)        (1,165)            --
          (8,519)          (657)            --        (17,546)            --             --
         249,189         14,857             --      1,999,194        128,805             --
          77,572             --             --      2,164,238             --             --
              --             --             --           (780)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
         583,338         20,651             --      5,861,584        131,518             --
    ------------   ------------   ------------   ------------   ------------   ------------
         611,882         21,024             --      4,960,725        135,678             --
          21,024             --             --        135,678             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
    $    632,906   $     21,024   $         --   $  5,096,403   $    135,678   $         --
    ============   ============   ============   ============   ============   ============


                   ALGER AMERICAN
                SMALL CAPITALIZATION
     ------------------------------------------
         2000           1999           1998
    ---------------------------------------------------------------------------------------   --------------------------------------
----
     $   (147,767)  $    (64,998)  $    (34,358)
       (6,236,010)     3,730,021      1,215,940
        5,671,948        735,842        374,506
         (221,455)       212,328        128,347
           14,063         (5,174)        (1,817)
     ------------   ------------   ------------
         (919,221)     4,608,019      1,682,618
     ------------   ------------   ------------
        6,020,035      3,734,375      2,188,725
       (1,898,161)    (1,014,165)      (772,586)
         (436,008)      (171,665)      (129,594)
        4,728,964        (94,044)       (35,391)
       (8,291,681)     4,697,824        131,223
           (9,820)       (30,619)          (213)
     ------------   ------------   ------------
          113,329      7,121,706      1,382,164
     ------------   ------------   ------------
         (805,892)    11,729,725      3,064,782
       16,722,850      4,993,125      1,928,343
     ------------   ------------   ------------
     $ 15,916,958   $ 16,722,850   $  4,993,125
     ============   ============   ============

                     FIDELITY                                   JANUS ASPEN
                       VIP                                         SERIES
                  EQUITY-INCOME                                   BALANCED
    ------------------------------------------   ------------------------------------------
        2000           1999           1998           2000           1999           1998
    ---------------------------------------------------------------------------------------
    $    112,265   $     55,999   $      5,692   $    784,236   $    284,180   $    122,429
         848,566        112,501         85,885        255,303        179,941        147,872
         834,803        288,230        150,693      2,977,321             --         20,409
         201,856           (219)       306,596     (5,243,236)     3,014,831        851,673
            (801)          (603)          (991)         3,117         (4,490)        (1,474)
    ------------   ------------   ------------   ------------   ------------   ------------
       1,996,689        455,908        547,875     (1,223,259)     3,474,462      1,140,909
    ------------   ------------   ------------   ------------   ------------   ------------
       7,000,808      4,956,313      3,688,644     17,040,246      7,857,797      2,528,610
      (1,797,599)    (1,482,147)      (969,176)    (5,079,851)    (1,990,257)      (658,423)
        (431,932)      (286,960)      (171,064)      (881,923)      (263,420)      (138,143)
       1,089,705         53,981        (55,950)     7,659,002        542,842        (52,710)
      (2,764,776)     1,108,674      2,915,659      3,404,063      7,429,452      2,191,093
          (4,161)       (17,479)          (328)       (44,915)       (11,226)      (110,888)
    ------------   ------------   ------------   ------------   ------------   ------------
       3,092,045      4,332,382      5,407,785     22,096,622     13,565,188      3,759,539
    ------------   ------------   ------------   ------------   ------------   ------------
       5,088,734      4,788,290      5,955,660     20,873,363     17,039,650      4,900,448
      13,094,593      8,306,303      2,350,643     23,436,218      6,396,568      1,496,120
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 18,183,327   $ 13,094,593   $  8,306,303   $ 44,309,581   $ 23,436,218   $  6,396,568
    ============   ============   ============   ============   ============   ============

                    JANUS ASPEN
                       SERIES
                  WORLDWIDE GROWTH
     ------------------------------------------
         2000           1999           1998
    ---------------------------------------------------------------------------------------   --------------------------------------
----
     $   (157,713)  $   (167,493)  $    271,229
        1,879,336     15,667,315      1,387,577
        5,751,966             --        144,214
      (21,766,087)     4,604,576      1,447,292
           25,650        (22,883)        (4,965)
     ------------   ------------   ------------
      (14,266,848)    20,081,515      3,245,347
     ------------   ------------   ------------
       25,713,529     13,190,861      8,596,803
       (8,242,060)    (3,974,595)    (2,591,821)
       (2,134,962)      (850,986)      (474,849)
        8,809,352       (145,095)      (198,761)
       12,144,565      4,014,635      4,521,415
          (70,194)       (46,785)       (66,168)
     ------------   ------------   ------------
       36,220,230     12,188,035      9,786,619
     ------------   ------------   ------------
       21,953,382     32,269,550     13,031,966
       53,061,193     20,791,643      7,759,677
     ------------   ------------   ------------
     $ 75,014,575   $ 53,061,193   $ 20,791,643
     ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000
December 31, 1999 and December 31, 1998

                                                        MORGAN STANLEY
                                                             UIF                                     T. ROWE PRICE
                                                   EMERGING MARKETS EQUITY                           EQUITY INCOME
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000         1999(A)          1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $    (55,716)  $    (24,065)  $     (1,253)  $      5,784   $        246   $         --
    Net realized gain (loss) on
      investments.......................       424,190       (179,309)      (268,494)        (1,743)            11             --
    Realized gain distribution
      received..........................     1,173,803             --             --         29,365          1,944             --
    Change in unrealized appreciation
      (depreciation) on investments.....    (5,692,107)     3,006,590       (242,047)        37,796         (1,551)            --
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................         6,177         (3,019)           406            (52)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................    (4,143,653)     2,800,197       (511,388)        71,150            650             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......     3,241,863      1,501,600      1,516,539        397,219          7,374             --
    Cost of insurance...................    (1,012,181)      (407,571)      (393,054)      (100,057)        (1,890)            --
    Policyowners' surrenders............      (239,537)      (108,494)       (74,822)        (3,453)          (654)            --
    Net transfers from (to) Fixed
      Account...........................       849,913        (94,620)       (25,939)       285,739         79,512             --
    Transfers between Investment
      Divisions.........................     1,721,379        803,924         77,823         28,710             --             --
    Policyowners' death benefits........        (6,638)       (18,592)       (42,802)            --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................     4,554,799      1,676,247      1,057,745        608,158         84,342             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................       411,146      4,476,444        546,357        679,308         84,992             --
TOTAL EQUITY:
    Beginning of year...................     6,708,668      2,232,224      1,685,867         84,992             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  7,119,814   $  6,708,668   $  2,232,224   $    764,300   $     84,992   $         --
                                          ============   ============   ============   ============   ============   ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

N
    YLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of
New York Life Insurance Company. The VUL Separate Account-I funds Flexible Premium Variable Life Insurance policies ("VUL policies"), Survivorship Variable Universal Life policies ("SVUL policies"), and Flexible Premium Variable Universal Life policies ("VUL 2000 policies"). VUL, SVUL, and VUL 2000 policies were first offered on June 4, 1993, June 5, 1998, and September 28, 1999, respectively. All three policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL policies offer life insurance protection on two insureds. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc., is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), both of which are wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., (formerly, "New York Life, MFA Series Fund, Inc.") the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), and the T. Rowe Price Equity Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Insurance Company, MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC are wholly-owned subsidiaries of NYLIM Holdings. Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, was substituted for Madison Square Advisors as investment adviser for the Bond and Growth Equity Portfolios and for Monitor Capital Advisors as investment adviser for the Indexed Equity Portfolio. NYLIM has assumed all of the interests, rights and responsibilities of Madison Square Advisors and Monitor Capital Advisors under the Advisory Agreements to which it is a party. The terms and conditions of these agreements, including fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Portfolios.

    VUL Separate Account-I offers twenty-two variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. The following Investment Divisions are available for VUL, SVUL and VUL 2000 policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP II Contrafund(R), Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity") and T. Rowe Price Equity Income. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

    For VUL and SVUL policies, initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the policy issue date. For VUL 2000 policies, initial premium payments received are allocated to the General Account of NYLIAC until 20 days (10 days in New York) after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

    Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

A
    t December 31, 2000, the investments of VUL Separate Account-I are as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Number of shares...........................       7,847            44,042                 702                   428
Identified cost*...........................    $274,137          $ 44,042              $8,464              $  4,303

                                             MAINSTAY VP
                                               AMERICAN         MAINSTAY VP         MAINSTAY VP             ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                                GROWTH             VALUE           GROWTH EQUITY        CAPITALIZATION
                                             --------------------------------------------------------------------
Number of shares...........................         101                56                 343                   679
Identified cost*...........................    $  1,222          $    618              $6,336              $ 15,736

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 2000, was as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Purchases..................................    $164,721          $853,771              $5,704              $  1,670
Proceeds from sales........................     125,298           832,492                 352                 1,111

                                             MAINSTAY VP
                                               AMERICAN         MAINSTAY VP         MAINSTAY VP             ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                                GROWTH             VALUE           GROWTH EQUITY        CAPITALIZATION
                                             --------------------------------------------------------------------
Purchases..................................    $  1,267          $    646              $6,507              $854,788
Proceeds from sales........................          76                49                 293               849,131

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP       MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH           INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY           EQUITY
     -------------------------------------------------------------------------------------------------------------
          3,191              581           2,564          2,129           734           3,181             5,028
        $35,653          $ 7,276        $ 45,049        $32,418       $ 9,591         $88,192          $147,496

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES            UIF             T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS       PRICE
        BALANCED      CONTRAFUND(R)   EQUITY-INCOME    BALANCED       GROWTH           EQUITY        EQUITY INCOME
     -------------------------------------------------------------------------------------------------------------
            824            2,172             714          1,825         2,032           1,006                39
        $ 1,785          $55,188        $ 17,533        $45,650       $90,522         $10,354          $    729

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP       MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH           INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY           EQUITY
     -------------------------------------------------------------------------------------------------------------
        $ 9,110          $12,151        $ 11,173        $ 5,940       $ 2,639         $83,790          $442,158
          1,803           10,164           2,899          2,118           731          60,661           412,452

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES            UIF             T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS       PRICE
        BALANCED      CONTRAFUND(R)   EQUITY-INCOME    BALANCED       GROWTH           EQUITY        EQUITY INCOME
     -------------------------------------------------------------------------------------------------------------
        $   867          $42,190        $182,616        $26,743       $56,291         $ 7,743          $    732
             77           20,010         178,563            853        14,429           2,064                88

NOTE 3--Mortality and Expense Risk and Administrative Charges:
--------------------------------------------------------------------------------

V
    UL Separate Account-I is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For VUL and SVUL policies, these charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 1.00%. For VUL 2000 policies, the mortality and expense risk charge is made daily at an annual rate of .50% of the daily net asset value of each Investment Division. NYLIAC may increase this charge to a maximum annual rate of .80%.

    The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

    For VUL 2000 policies, an administrative charge is assessed at the policy level based on the cash value in the Separate Account as follows: .20% if less than $10,000; .15% if $10,000 to $19,999.99; .10% if $20,000 to $29,999.99; .05%
if $30,000 to $49,999.99; 0% if $50,000 or more. NYLIAC may increase the administrative charge in the future up to an annual maximum rate of .20% of the Separate Account cash value.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

V
    UL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in accumulation units for the years ended December 31, 2000, December 31, 1999, and December 31, 1998 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                            CAPITAL APPRECIATION             CASH MANAGEMENT
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998      2000     1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......   1,703     1,998     2,003    12,804    51,235     46,217
Units redeemed on cost of insurance....    (718)     (687)     (727)   (1,140)   (2,039)    (1,679)
Units redeemed on surrenders...........    (366)     (293)     (266)     (539)     (390)      (289)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     (47)     (242)     (177)    2,717      (646)      (569)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................    (319)      585       331    (1,205)   (42,359)  (38,887)
Units redeemed on death benefits.......     (10)       (8)      (12)       (3)       --        (15)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     243     1,353     1,152    12,634     5,801      4,778
Units outstanding, beginning of year...   7,630     6,277     5,125    17,483    11,682      6,904
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   7,873     7,630     6,277    30,117    17,483     11,682
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......     754        13        --     2,379        27         --
Units redeemed on cost of insurance....    (195)       (3)       --      (277)      (22)        --
Units redeemed on surrenders...........      (9)       --        --        (4)       --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     787        56        --     3,753       427         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      30         4        --    (3,052)     (164)        --
Units redeemed on death benefits.......      (1)       --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............   1,366        70        --     2,799       268         --
Units outstanding, beginning of year...      70        --        --       268        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   1,436        70        --     3,067       268         --
                                         =======   =======   =======   =======   =======   =======


                                                 MAINSTAY VP                   MAINSTAY VP
                                            INTERNATIONAL EQUITY              TOTAL RETURN
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998      2000     1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......      92       102       113       432       513        509
Units redeemed on cost of insurance....     (34)      (32)      (39)     (190)     (178)      (187)
Units redeemed on surrenders...........     (13)      (10)      (19)      (88)      (75)       (68)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      (1)      (17)      (11)      (21)      (61)       (50)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      18        25       (14)      (74)       86         35
Units redeemed on death benefits.......      --        (6)       (7)       (4)       (1)        (7)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      62        62        23        55       284        232
Units outstanding, beginning of year...     343       281       258     2,040     1,756      1,524
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........     405       343       281     2,095     2,040      1,756
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......      29        --        --        97         1         --
Units redeemed on cost of insurance....      (6)       --        --       (24)       --         --
Units redeemed on surrenders...........      --        --        --        (1)       --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      22         1        --       118         8         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      23        --        --         1        --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      68         1        --       191         9         --
Units outstanding, beginning of year...       1        --        --         9        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      69         1        --       200         9         --
                                         =======   =======   =======   =======   =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                        MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   HIGH YIELD
            CONVERTIBLE                   GOVERNMENT                  CORPORATE BOND
    ---------------------------   ---------------------------   ---------------------------
     2000     1999(A)    1998      2000     1999(A)    1998      2000     1999(A)    1998
    ---------------------------------------------------------------------------------------
         72       59         61        68       77         59       476      524        518
        (23)     (19)       (19)      (27)     (25)       (19)     (171)    (166)      (162)
         (4)      (6)        (2)       (8)     (10)        (4)      (62)     (59)       (32)
          7       (3)        (3)        4       (5)        (3)      (12)     (37)       (20)
         53       15         32       (22)     (22)        89       (74)      31        129
         --       --         --        (1)      --         (2)      (12)      (1)        (1)
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        105       46         69        14       15        120       145      292        432
        190      144         75       270      255        135     1,581    1,289        857
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        295      190        144       284      270        255     1,726    1,581      1,289
    =======   =======   =======   =======   =======   =======   =======   =======   =======
         93        1         --         6       --         --        74        1         --
        (25)      --         --        (2)      --         --       (17)      --         --
         (1)      --         --        --       --         --        (1)      --         --
        160        3         --         6        1         --        82        8         --
          4        3         --         2       --         --        (3)      --         --
         (1)      --         --        --       --         --        --       --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        230        7         --        12        1         --       135        9         --
          7       --         --         1       --         --         9       --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        237        7         --        13        1         --       144        9         --
    =======   =======   =======   =======   =======   =======   =======   =======   =======


            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
               VALUE                         BOND                      GROWTH EQUITY
    ---------------------------   ---------------------------   ---------------------------
     2000     1999(A)    1998      2000     1999(A)    1998      2000     1999(A)    1998
    ---------------------------------------------------------------------------------------
        480      556        563       143      157        131       504      558        545
       (171)    (173)      (184)      (53)     (50)       (46)     (193)    (182)      (171)
        (78)     (58)       (41)      (24)     (20)       (16)      (76)     (70)       (42)
        (12)     (39)       (26)       --      (11)        (8)       (3)     (50)       (30)
       (117)     (14)        88        (8)      21         53        33      142        151
         (2)      (7)        (8)       --       --        (21)       (1)      (2)        (1)
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        100      265        392        58       97         93       264      396        452
      1,578    1,313        921       520      423        330     1,947    1,551      1,099
    -------   -------   -------   -------   -------   -------   -------   -------   -------
      1,678    1,578      1,313       578      520        423     2,211    1,947      1,551
    =======   =======   =======   =======   =======   =======   =======   =======   =======
         43        2         --        15       --         --       311        5         --
        (12)      --         --        (5)      --         --       (79)      (1)        --
         (1)      --         --        --       --         --        (5)      --         --
         28        6         --        29        1         --       345       22         --
          7       --         --        15       --         --        31       --         --
         --       --         --        --       --         --        (1)      --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
         65        8         --        54        1         --       602       26         --
          8       --         --         1       --         --        26       --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
         73        8         --        55        1         --       628       26         --
    =======   =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------

                                                                               MAINSTAY VP
                                                 MAINSTAY VP                AMERICAN CENTURY
                                               INDEXED EQUITY                INCOME & GROWTH
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998     2000(B)   1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......    1,113     1,172       900         3        --        --
Units redeemed on cost of insurance....     (394)     (356)     (289)       --        --        --
Units redeemed on surrenders...........     (151)     (108)      (73)       --        --        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....       21      (101)      (47)        2        --        --
Units issued (redeemed) on transfers
  between Investment Divisions.........     (152)      273       667        35        --        --
Units redeemed on death benefits.......       (6)       (2)       (2)       --        --        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      431       878     1,156        40        --        --
Units outstanding, beginning of year...    3,369     2,491     1,335        --        --        --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........    3,800     3,369     2,491        40        --        --
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......      713        80        --        43         1        --
Units redeemed on cost of insurance....     (182)       (4)       --       (10)       --        --
Units redeemed on surrenders...........       (8)       --        --        (2)       --        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      635        97        --        39         2        --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       40         3        --         5        --        --
Units redeemed on death benefits.......       (1)       --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............    1,197       176        --        75         3        --
Units outstanding, beginning of year...      176        --        --         3        --        --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........    1,373       176        --        78         3        --
                                         =======   =======   =======   =======   =======   =======


                                                  FIDELITY                      FIDELITY
                                                   VIP II                          VIP
                                                CONTRAFUND(R)                 EQUITY-INCOME
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998      2000     1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......      768       723       542       399       320       267
Units redeemed on cost of insurance....     (242)     (207)     (151)     (100)      (95)      (70)
Units redeemed on surrenders...........      (65)      (37)      (31)      (27)      (18)      (13)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....        4       (41)      (14)        6       (11)       (5)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       44       310       283      (155)       71       210
Units redeemed on death benefits.......       (2)       (3)       (8)       --        (1)       --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      507       745       621       123       266       389
Units outstanding, beginning of year...    1,814     1,069       448       833       567       178
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........    2,321     1,814     1,069       956       833       567
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......      371         9        --        85         2        --
Units redeemed on cost of insurance....      (94)       (2)       --       (24)       (1)       --
Units redeemed on surrenders...........       (6)       --        --        (1)       --        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      363        33        --       114        20        --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       17        --        --         4        --        --
Units redeemed on death benefits.......       (3)       --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      648        40        --       178        21        --
Units outstanding, beginning of year...       40        --        --        21        --        --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      688        40        --       199        21        --
                                         =======   =======   =======   =======   =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

             MAINSTAY VP                      MAINSTAY VP                         ALGER
            DREYFUS LARGE                     EAGLE ASSET                        AMERICAN
               COMPANY                         MANAGEMENT                         SMALL
                VALUE                        GROWTH EQUITY                    CAPITALIZATION
    ------------------------------   ------------------------------   ------------------------------
    2000(B)    1999(A)      1998     2000(B)    1999(A)      1998       2000     1999(A)      1998
    ------------------------------------------------------------------------------------------------
          1         --         --         35         --         --        260        272        202
         --         --         --         (5)        --         --        (86)       (77)       (71)
         --         --         --         --         --         --        (26)       (13)       (12)
          3         --         --         18         --         --        126        (11)        (4)
          3         --         --        165         --         --       (262)       379        112
         --         --         --         --         --         --         --         (3)        --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
          7         --         --        213         --         --         12        547        227
         --         --         --         --         --         --        954        407        180
    -------    -------    -------    -------    -------    -------    -------    -------    -------
          7         --         --        213         --         --        966        954        407
    =======    =======    =======    =======    =======    =======    =======    =======    =======
         33          1         --        124         --         --        194          1         --
         (8)        --         --        (26)        --         --        (46)        --         --
         (1)        --         --         (1)        --         --         (1)        --         --
         22          1         --        130         10         --        231          3         --
          3         --         --         14         --         --         12          1         --
         --         --         --         --         --         --         (1)        --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
         49          2         --        241         10         --        389          5         --
          2         --         --         10         --         --          5         --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
         51          2         --        251         10         --        394          5         --
    =======    =======    =======    =======    =======    =======    =======    =======    =======


                CALVERT
            SOCIAL BALANCED
     ------------------------------
       2000     1999(A)      1998
    ------------------------------------------------------------------------------------------------   -----------------------------
-
          25         22         16
          (9)        (8)        (5)
          (2)        (2)        (3)
           2         (1)        --
           5         20         10
          --         --         --
     -------    -------    -------
          21         31         18
          64         33         15
     -------    -------    -------
          85         64         33
     =======    =======    =======
          19         --         --
          (4)        --         --
          --         --         --
          23          1         --
          --         --         --
          --         --         --
     -------    -------    -------
          38          1         --
           1         --         --
     -------    -------    -------
          39          1         --
     =======    =======    =======

                                              JANUS ASPEN                     MORGAN STANLEY
             JANUS ASPEN                         SERIES                            UIF
                SERIES                         WORLDWIDE                     EMERGING MARKETS
               BALANCED                          GROWTH                           EQUITY
    ------------------------------   ------------------------------   ------------------------------
      2000     1999(A)      1998       2000     1999(A)      1998       2000     1999(A)      1998
    ------------------------------------------------------------------------------------------------
        526        425        180        680        710        596        160        156        181
       (168)      (108)       (47)      (239)      (218)      (179)       (56)       (42)       (46)
        (38)       (14)       (10)       (80)       (45)       (33)       (18)       (11)        (9)
         41         (8)        (4)        20        (37)       (17)       (16)       (14)        (4)
        136        407        157        401        300        317        118         72         10
         --         --         (8)        (2)        (2)        (4)        --         (2)        (4)
    -------    -------    -------    -------    -------    -------    -------    -------    -------
        497        702        268        780        708        680        188        159        128
      1,092        390        122      2,010      1,302        622        456        297        169
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      1,589      1,092        390      2,790      2,010      1,302        644        456        297
    =======    =======    =======    =======    =======    =======    =======    =======    =======
        546         12         --        607          7         --        106          1         --
       (143)        (2)        --       (153)        (1)        --        (26)        --         --
        (10)        --         --         (7)        --         --         (1)        --         --
        626         64         --        670         39         --         81          3         --
         15          3         --         27         --         --         (2)        --         --
         (3)        --         --         (1)        --         --         (1)        --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      1,031         77         --      1,143         45         --        157          4         --
         77         --         --         45         --         --          4         --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      1,108         77         --      1,188         45         --        161          4         --
    =======    =======    =======    =======    =======    =======    =======    =======    =======


                T. ROWE
                 PRICE
             EQUITY INCOME
     ------------------------------
     2000(B)    1999(A)      1998
    ------------------------------------------------------------------------------------------------   -----------------------------
-
           1         --         --
          --         --         --
          --         --         --
           1         --         --
           3         --         --
          --         --         --
     -------    -------    -------
           5         --         --
          --         --         --
     -------    -------    -------
           5         --         --
     =======    =======    =======
          37          1         --
         (10)        --         --
          --         --         --
          29          8         --
          (1)        --         --
          --         --         --
     -------    -------    -------
          55          9         --
           9         --         --
     -------    -------    -------
          64          9         --
     =======    =======    =======

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------

T
    he following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of VUL Separate Account-I:

                                                                                 MAINSTAY VP
                                                                            CAPITAL APPRECIATION
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $32.37    $25.99    $18.95    $15.45    $13.10
Net investment income (loss)...............................     (0.23)    (0.19)    (0.12)    (0.12)    (0.09)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (3.44)     6.57      7.16      3.62      2.44
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $28.70    $32.37    $25.99    $18.95    $15.45
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $12.12    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................     (0.06)    (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.30)     2.13        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $10.76    $12.12    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                                 MAINSTAY VP
                                                                                 GOVERNMENT
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $13.19    $13.52    $12.49    $11.49    $11.31
Net investment income (loss)...............................      0.80      0.60      0.71      0.71      0.76
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.71     (0.93)     0.32      0.29     (0.58)
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $14.70    $13.19    $13.52    $12.49    $11.49
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $10.05    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      1.18      1.04        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (0.01)    (0.99)       --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.22    $10.05    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                                 MAINSTAY VP
                                                                                TOTAL RETURN
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $23.62    $20.32    $16.10    $13.76    $12.37
Net investment income (loss)...............................      0.32      0.27      0.27      0.26      0.26
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.51)     3.03      3.95      2.08      1.13
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $22.43    $23.62    $20.32    $16.10    $13.76
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $11.44    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      0.45      0.31        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.00)     1.13        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $10.89    $11.44    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(c) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                                       MAINSTAY VP
                    CASH MANAGEMENT                                     CONVERTIBLE
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997      1996      2000     1999(B)    1998      1997     1996(A)
    -------------------------------------------------------------------------------------------------
    $ 1.28    $ 1.23    $ 1.18    $ 1.13    $ 1.08    $17.28    $12.26    $11.81    $10.31    $10.00
      0.07      0.06      0.05      0.05      0.04      0.59      0.56      0.68      0.64      0.16
        --     (0.01)       --        --      0.01     (1.57)     4.46     (0.23)     0.86      0.15
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.35    $ 1.28    $ 1.23    $ 1.18    $ 1.13    $16.30    $17.28    $12.26    $11.81    $10.31
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $ 1.01    $ 1.00    $   --    $   --    $   --    $12.02    $10.00    $   --    $   --    $   --
      0.06      0.01        --        --        --      0.96      0.95        --        --        --
     (0.01)       --        --        --        --     (1.62)     1.07        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.06    $ 1.01    $   --    $   --    $   --    $11.36    $12.02    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                      HIGH YIELD                                       INTERNATIONAL
                    CORPORATE BOND                                        EQUITY
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997      1996      2000     1999(B)    1998      1997      1996
    -------------------------------------------------------------------------------------------------
    $16.35    $14.58    $14.31    $12.75    $10.95    $18.97    $14.92    $12.20    $11.69    $10.65
      2.03      1.90      1.46      0.67      0.61        --     (0.05)     0.26      0.33      0.58
     (3.10)    (0.13)    (1.19)     0.89      1.19     (3.53)     4.10      2.46      0.18      0.46
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $15.28    $16.35    $14.58    $14.31    $12.75    $15.44    $18.97    $14.92    $12.20    $11.69
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.36    $10.00    $   --    $   --    $   --    $11.56    $10.00    $   --    $   --    $   --
      2.42      2.31        --        --        --      0.11     (0.01)       --        --        --
     (3.08)    (1.95)       --        --        --     (2.25)     1.57        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 9.70    $10.36    $   --    $   --    $   --    $ 9.42    $11.56    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                         VALUE                                             BOND
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997      1996      2000     1999(B)    1998      1997      1996
    -------------------------------------------------------------------------------------------------
    $17.85    $16.52    $17.35    $14.22    $11.62    $13.68    $13.99    $12.91    $11.85    $11.70
      0.14      0.12      0.18      0.12      0.12      0.89      0.80      0.72      0.80      0.92
      2.02      1.21     (1.01)     3.01      2.48      0.34     (1.11)     0.36      0.26     (0.77)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $20.01    $17.85    $16.52    $17.35    $14.22    $14.91    $13.68    $13.99    $12.91    $11.85
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.57    $10.00    $   --    $   --    $   --    $10.01    $10.00    $   --    $   --    $   --
      0.22      0.22        --        --        --      1.82      1.71        --        --        --
      1.08      0.35        --        --        --     (0.89)    (1.70)       --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $11.87    $10.57    $   --    $   --    $   --    $10.94    $10.01    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP
                                                                                GROWTH EQUITY
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $32.85    $25.45    $20.25    $16.09    $13.01
Net investment income (loss)...............................     (0.04)       --      0.06      0.04      0.08
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.28)     7.40      5.14      4.12      3.00
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $31.53    $32.85    $25.45    $20.25    $16.09
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $12.25    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      0.08      0.12        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (0.55)     2.13        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.78    $12.25    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                                      MAINSTAY VP
                                                                  MAINSTAY VP         EAGLE ASSET
                                                                 DREYFUS LARGE        MANAGEMENT
                                                                 COMPANY VALUE       GROWTH EQUITY
                                                               -----------------   -----------------
                                                               2000(C)   1999(B)   2000(C)   1999(B)
                                                               -------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $10.00    $   --    $10.00    $   --
Net investment income (loss)...............................      0.10        --     (0.04)       --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.26        --     (0.71)       --
                                                               ------    ------    ------    ------
Unit value, end of year....................................    $10.36    $   --    $ 9.25    $   --
                                                               ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $10.34    $10.00    $13.90    $10.00
Net investment income (loss)...............................      0.11      0.16     (0.07)       --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.51      0.18     (1.38)     3.90
                                                               ------    ------    ------    ------
Unit value, end of year....................................    $10.96    $10.34    $12.45    $13.90
                                                               ======    ======    ======    ======

                                                                        FIDELITY VIP II CONTRAFUND(R)
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997     1996(A)
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $20.41    $16.54    $12.81    $10.39    $10.00
Net investment income (loss)...............................     (0.08)    (0.06)    (0.04)    (0.06)    (0.01)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.41)     3.93      3.77      2.48      0.40
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $18.92    $20.41    $16.54    $12.81    $10.39
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $11.84    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................     (0.05)    (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (0.79)     1.85        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.00    $11.84    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(c) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                         MAINSTAY VP
                      MAINSTAY VP                     AMERICAN CENTURY
                    INDEXED EQUITY                     INCOME & GROWTH
    -----------------------------------------------   -----------------
     2000     1999(B)    1998      1997      1996     2000(C)   1999(B)
    -------------------------------------------------------------------
    $35.28    $29.44    $23.07    $17.49    $14.39    $10.00    $   --
      0.09      0.16      0.17      0.22      0.24      0.05        --
     (3.60)     5.68      6.20      5.36      2.86     (0.65)       --
    ------    ------    ------    ------    ------    ------    ------
    $31.77    $35.28    $29.44    $23.07    $17.49    $ 9.40    $   --
    ======    ======    ======    ======    ======    ======    ======
    $11.47    $10.00    $   --    $   --    $   --    $10.93    $10.00
      0.13      0.22        --        --        --      0.08      0.11
     (1.25)     1.25        --        --        --     (1.30)     0.82
    ------    ------    ------    ------    ------    ------    ------
    $10.35    $11.47    $   --    $   --    $   --    $ 9.71    $10.93
    ======    ======    ======    ======    ======    ======    ======


                    ALGER AMERICAN                                        CALVERT
                 SMALL CAPITALIZATION                                 SOCIAL BALANCED
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997     1996(A)    2000     1999(B)    1998      1997     1996(A)
    -------------------------------------------------------------------------------------------------
    $17.46    $12.26    $10.69    $ 9.66    $10.00    $15.28    $13.71    $11.88    $ 9.96    $10.00
     (0.12)    (0.10)    (0.11)    (0.07)    (0.01)     0.18      0.33      0.36      0.40      0.21
     (4.72)     5.30      1.68      1.10     (0.33)    (0.76)     1.24      1.47      1.52     (0.25)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $12.62    $17.46    $12.26    $10.69    $ 9.66    $14.70    $15.28    $13.71    $11.88    $ 9.96
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $13.06    $10.00    $   --    $   --    $   --    $10.72    $10.00    $   --    $   --    $   --
     (0.06)    (0.02)       --        --        --      0.35      0.61        --        --        --
     (3.54)     3.08        --        --        --     (0.74)     0.11        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 9.46    $13.06    $   --    $   --    $   --    $10.33    $10.72    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

              FIDELITY VIP EQUITY-INCOME                        JANUS ASPEN SERIES BALANCED
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997     1996(A)    2000     1999(B)    1998      1997     1996(A)
    -------------------------------------------------------------------------------------------------
    $15.46    $14.64    $13.21    $10.38    $10.00    $20.66    $16.41    $12.31    $10.15    $10.00
      0.11      0.08      0.02     (0.04)    (0.01)     0.43      0.39      0.52      0.35      0.17
      1.07      0.74      1.41      2.87      0.39     (1.05)     3.86      3.58      1.81     (0.02)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $16.64    $15.46    $14.64    $13.21    $10.38    $20.04    $20.66    $16.41    $12.31    $10.15
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.58    $10.00    $   --    $   --    $   --    $11.57    $10.00    $   --    $   --    $   --
      0.02     (0.01)       --        --        --      0.35      0.21        --        --        --
      0.81      0.59        --        --        --     (0.67)     1.36        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $11.41    $10.58    $   --    $   --    $   --    $11.25    $11.57    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                 Janus Aspen
                                                                           Series Worldwide Growth
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997     1996(A)
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $26.09    $15.97    $12.48    $10.29    $10.00
Net investment income (loss)...............................     (0.07)    (0.10)     0.29      0.06      0.09
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (4.18)    10.22      3.20      2.13      0.20
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $21.84    $26.09    $15.97    $12.48    $10.29
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $14.11    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      0.02     (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (2.29)     4.12        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.84    $14.11    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                               MORGAN STANLEY
                                                                                     UIF
                                                                           EMERGING MARKETS EQUITY
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997     1996(A)
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $14.59    $ 7.51    $ 9.97    $10.01    $10.00
Net investment income (loss)...............................     (0.09)    (0.07)    (0.01)     0.06      0.02
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (5.69)     7.15     (2.45)    (0.10)    (0.01)
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $ 8.81    $14.59    $ 7.51    $ 9.97    $10.01
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $14.86    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................     (0.06)    (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (5.81)     4.87        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $ 8.99    $14.86    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                 T. ROWE PRICE
                                                                 EQUITY INCOME
                                                               -----------------
                                                               2000(C)   1999(B)
                                                               -----------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $10.00    $   --
Net investment income (loss)...............................      0.10        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.91        --
                                                               ------    ------
Unit value, end of year....................................    $11.01    $   --
                                                               ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $ 9.83    $10.00
Net investment income (loss)...............................      0.18      0.08
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      1.05     (0.25)
                                                               ------    ------
Unit value, end of year....................................    $11.06    $ 9.83
                                                               ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(c) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in total equity present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced, formerly known as Calvert Socially Responsible, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity, formerly known as Morgan Stanley Dean Witter Emerging Markets Equity, and T. Rowe Price Equity Income Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2000, and the results of each of their operations and the changes in each of their total equity for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2000       1999
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $14,993    $13,289
  Held to maturity, at amortized cost                             627        681
Equity securities                                                 126         89
Mortgage loans                                                  1,993      1,850
Real estate                                                        34         72
Policy loans                                                      544        512
Other investments                                                 223         26
                                                              -------    -------
     Total investments                                         18,540     16,519

Cash and cash equivalents                                         767      1,087
Deferred policy acquisition costs                               1,660      1,507
Deferred taxes                                                     --         53
Other assets                                                      442        312
Separate account assets                                        10,981     10,192
                                                              -------    -------
     Total assets                                             $32,390    $29,670
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $17,454    $16,064
Future policy benefits                                            492        356
Policy claims                                                      73         69
Deferred taxes                                                     87         --
Other liabilities                                               1,147      1,115
Separate account liabilities                                   10,942     10,134
                                                              -------    -------
     Total liabilities                                         30,195     27,738
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, (2,500 issued and outstanding)        25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive loss                              (31)      (191)
Retained earnings                                               1,721      1,618
                                                              -------    -------
     Total stockholder's equity                                 2,195      1,932
                                                              -------    -------
     Total liabilities and stockholder's equity               $32,390    $29,670
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  530    $  442    $  364
  Net investment income                                        1,312     1,179     1,108
  Investment gains (losses), net                                 (39)       12        63
  Other income                                                   154        97        51
                                                              ------    ------    ------
     Total revenues                                            1,957     1,730     1,586
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           971       858       784
  Policyholder benefits                                          330       182       175
  Operating expenses                                             502       405       405
                                                              ------    ------    ------
     Total expenses                                            1,803     1,445     1,364
                                                              ------    ------    ------
Income before Federal income taxes                               154       285       222
                                                              ------    ------    ------
Federal income taxes:
  Current                                                         (3)       52        97
  Deferred                                                        54        57       (17)
                                                              ------    ------    ------
     Total Federal income taxes                                   51       109        80
                                                              ------    ------    ------
NET INCOME                                                    $  103    $  176    $  142
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2000      1999     1998
                                                              -----    ------    -----
                                                                   (IN MILLIONS)
NET INCOME                                                    $103     $ 176     $142
                                                              ----     -----     ----
  Other comprehensive income (loss), net of tax:
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses) arising during
        period                                                 201      (391)       9
       Less: reclassification adjustment for gains (losses)
        included in net income                                  41         1      (35)
                                                              ----     -----     ----
  OTHER COMPREHENSIVE INCOME (LOSS)                            160      (392)      44
                                                              ----     -----     ----
COMPREHENSIVE INCOME (LOSS)                                   $263     $(216)    $186
                                                              ====     =====     ====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF STOCKHOLDER'S EQUITY YEARS
                     ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN MILLIONS)

                                                                        ACCUMULATED
                                                         ADDITIONAL        OTHER                        TOTAL
                                              CAPITAL     PAID IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                               STOCK      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                              -------    ----------    -------------    --------    -------------
BALANCE AT JANUARY 1, 1998                      $25         $480           $ 157         $1,300        $1,962
Net income for 1998                              --           --              --            142           142
Net change in unrealized gains and losses of
  available for sale securities                  --           --              44             --            44
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1998                     25          480             201          1,442         2,148
Net income for 1999                              --           --              --            176           176
Net change in unrealized gains and losses of
  available for sale securities                  --           --            (392)            --          (392)
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1999                     25          480            (191)         1,618         1,932
Net income for 2000                              --           --              --            103           103
Net change in unrealized gains and losses of
  available for sale securities                  --           --             160             --           160
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 2000                    $25         $480           $ (31)        $1,721        $2,195
                                                ===         ====           =====         ======        ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------    -------    -------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    103    $   176    $   142
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (21)        (3)         2
     Net capitalization of deferred policy acquisition costs      (304)      (298)      (192)
     Universal life and annuity fees                              (233)      (215)      (198)
     Interest credited to policyholders' account balances          971        858        784
     Net realized investment losses(gains)                          39        (13)       (56)
     Deferred income taxes                                          54         57        (17)
     (Increase) decrease in:
       Net separate account assets                                  22          1        (42)
       Other assets and other liabilities                          (64)       (92)       (99)
     Increase in:
       Policy claims                                                 4          9          4
       Future policy benefits                                      147         41         39
                                                              --------    -------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                718        521        367
                                                              --------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                 8,161      3,981      5,325
     Maturity of available for sale fixed maturities             1,497      1,505      1,610
     Maturity of held to maturity fixed maturities                  73        121        102
     Sale of equity securities                                      74        170         77
     Repayment of mortgage loans                                   354        227        238
     Sale of real estate and other invested assets                  65         62         47
  Cost of:
     Available for sale fixed maturities acquired              (11,031)    (6,679)    (7,670)
     Held to maturity fixed maturities acquired                    (17)       (75)       (49)
     Equity securities acquired                                   (113)      (152)       (83)
     Mortgage loans acquired                                      (439)      (451)      (558)
     Real estate and other invested assets acquired               (216)       (13)       (20)
  Policy loans (net)                                               (33)       (21)       (10)
  Increase (decrease) in loaned securities                         422       (222)       425
  Securities sold under agreements to repurchase (net)            (488)       480        (45)
                                                              --------    -------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (1,691)    (1,067)      (611)
                                                              --------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    2,000      2,016      1,502
     Withdrawals                                                (1,026)    (1,154)    (1,151)
     Net transfers from (to) the separate accounts                (318)      (181)        67
                                                              --------    -------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                656        681        418
                                                              --------    -------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (3)         4          1
                                                              --------    -------    -------
Net (decrease)increase in cash and cash equivalents               (320)       139        175
                                                              --------    -------    -------
Cash and cash equivalents, beginning of year                     1,087        948        773
                                                              --------    -------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    767    $ 1,087    $   948
                                                              ========    =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2000, 1999 AND 1998

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the current presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in comprehensive income, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in comprehensive income, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage.

     NYLIAC applied the provisions of SOP 98-1 prospectively effective January 1, 1999. The adoption of SOP 98-1 resulted in net capitalization of $37 million at December 31, 1999, which is included in other assets

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

in the accompanying Balance Sheet. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software, not to exceed five years.

     During 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. In 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which postpones the implementation until the 2001 financial statements. In 2000, the FASB issued FASB Statement No. 138, "Accounting for Certain Hedging Activities, an amendment of FASB Statement No. 133" in order to address a limited number of implementation issues. Collectively, the implementation of these Statements is estimated to result in a reclassification of $48 million from Other Comprehensive Income to Net Income, before taxes.

     SFAS No. 133 requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2000 and 1999, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   712      $   710       $   514      $   514
Due after one year through five years                   2,942        2,939         3,196        3,153
Due after five years through ten years                  2,462        2,408         2,167        2,099
Due after ten years                                     2,822        2,682         3,138        2,938
Mortgage and asset-backed securities:
  Government or government agency                       4,030        4,117         3,114        2,996
  Other                                                 2,106        2,137         1,631        1,589
                                                      -------      -------       -------      -------
     Total Available for Sale                         $15,074      $14,993       $13,760      $13,289
                                                      =======      =======       =======      =======

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
HELD TO MATURITY                                       COST       FAIR VALUE      COST       FAIR VALUE
----------------                                     ---------    ----------    ---------    ----------
Due in one year or less                               $    49      $    49       $    17      $    17
Due after one year through five years                     213          298           272          360
Due after five years through ten years                    171          170           165          159
Due after ten years                                       179          179           206          194
Asset-backed securities                                    15           15            21           21
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   627      $   711       $   681      $   751
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2000
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                     3,295          74            10          3,359
Foreign Governments                                       51           1            --             52
Corporate                                              8,887         149           349          8,687
Other                                                  2,106          47            16          2,137
                                                     -------        ----          ----        -------
     Total Available for Sale                        $15,074        $295          $376        $14,993
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   612        $ 92          $  8        $   696
Other                                                     15          --            --             15
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   627        $ 92          $  8        $   711
                                                     =======        ====          ====        =======

                                                                           1999
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   635        $  7          $ 16        $   626
U.S. agencies, state and municipal                     3,046           7           129          2,924
Foreign Governments                                       20          --            --             20
Corporate                                              8,428          61           359          8,130
Other                                                  1,631           4            46          1,589
                                                     -------        ----          ----        -------
     Total Available for Sale                        $13,760        $ 79          $550        $13,289
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   661        $ 91          $ 22        $   730
Other                                                     20           1            --             21
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   681        $ 92          $ 22        $   751
                                                     =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2000    $124       $14           $12           $126
  1999    $ 80       $13           $ 4           $ 89

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2000 and 1999 is estimated to be $2,046 million and $1,858 million, respectively. Market values are determined by discounting the projected

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2000 and 1999, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $54 million and $37 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at December 31, 2000 and 1999, respectively. There were no specific provisions for losses as of December 31, 2000 and 1999. The activity in the general reserves as of December 31, 2000 and 1999 is summarized below (in millions):

                                                              2000    1999
                                                              ----    ----
Beginning Balance                                             $ 4      $1
Additions/(reductions) charged/(credited) to operations        --       3
                                                              ---      --
Ending Balance                                                $ 4      $4
                                                              ===      ==

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2000 and 1999, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2000        1999
                                                 --------    --------
Property Type:
  Office building                                 $  809      $  795
  Retail                                             396         385
  Apartments                                         167         185
  Residential                                        369         302
  Other                                              252         183
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======
Geographic Region:
  Central                                         $  565      $  438
  Pacific                                            268         255
  Middle Atlantic                                    469         444
  South Atlantic                                     512         534
  New England                                        145         121
  Other                                               34          58
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======

REAL ESTATE

     At December 31, 2000 and 1999, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              2000    1999
                                                              ----    ----
Investment                                                    $34     $63
Acquired through foreclosures                                  --       9
                                                              ---     ---
     Total real estate                                        $34     $72
                                                              ===     ===

     Accumulated depreciation on real estate at December 31, 2000 and 1999, was $8 million and $11 million, respectively. Depreciation expense totaled $1 million in 2000 and $3 million in 1999 and 1998.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2000, 1999 and 1998, were as follows (in millions):

                                                 2000      1999      1998
                                                ------    ------    ------
Fixed Maturities                                $1,121    $1,013    $  972
Equity Securities                                    7        10         7
Mortgage Loans                                     147       134       116
Real Estate                                          9        15        15
Policy Loans                                        46        41        40
Derivative Instruments                              (1)        1         1
Other                                               15        16         1
                                                ------    ------    ------
  Gross investment income                        1,344     1,230     1,152
Investment expenses                                (32)      (51)      (44)
                                                ------    ------    ------
     Net investment income                      $1,312    $1,179    $1,108
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2000, 1999 and 1998, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                  2000                           1999                           1998
                                        -------------------------      -------------------------      -------------------------
                                        GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                        -----              ------      -----              ------      -----              ------
Fixed Maturities                        $ 80               $(157)      $ 64                $(87)      $ 87                $(29)
Equity Securities                         17                  (7)        34                  (8)         7                  (7)
Mortgage Loans                             8                  (1)         4                  --         16                  (8)
Real Estate                               12                  (3)         5                  (2)         6                  (2)
Other                                     13                  (1)         2                  --          3                 (10)
                                        ----               -----       ----                ----       ----                ----
     Subtotal                           $130               $(169)      $109                $(97)      $119                $(56)
                                        ====               =====       ====                ====       ====                ====
Investment gains (losses), net                    $(39)                          $12                            $63
                                                  ====                           ===                            ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive loss". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part of "Net

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows (in millions):

                                                              2000     1999     1998
                                                              -----    -----    ----
Net unrealized investments gains (losses), beginning of the
  year                                                        $(191)   $ 201    $157
                                                              -----    -----    ----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                        302     (612)     24
     Less: Reclassification adjustments for gains (losses)
       included in net income                                    41        1     (35)
                                                              -----    -----    ----
     Change in net unrealized investment gains (losses),
       net of adjustments                                       261     (613)     59
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                              (3)      (7)     (1)
     Deferred policy acquisition costs                          (98)     228     (14)
                                                              -----    -----    ----
Change in net unrealized investment gains (losses)              160     (392)     44
                                                              -----    -----    ----
Net unrealized investment gains (losses), end of year         $ (31)   $(191)   $201
                                                              =====    =====    ====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $162 million, $(330) million and $31 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(22) million, $0 million and $19 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax expense (benefit) of $(2) million, $(3) million and $0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(53) million, $122 million and $(8) million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2000 and 1999, was $7,944 million and $7,279 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $40 million and $71 million at December 31, 2000 and 1999, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2000, 1999 and 1998 is as follows (in millions):

                                                              2000      1999      1998
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,326    $1,028    $  836
Current year additions                                          444       372       286
Amortized during year                                          (140)      (74)      (94)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               1,630     1,326     1,028
Adjustment for unrealized gains (losses) on investments          30       181      (169)
                                                             ------    ------    ------
Balance at end of year                                       $1,660    $1,507    $  859
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability (asset) as of December 31, 2000 and 1999 are as follows (in millions):

                                                              2000    1999
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $303    $258
  Employee and agents benefits                                  53      52
  Investments                                                   --     131
                                                              ----    ----
     Gross deferred tax assets                                 356     441
                                                              ====    ====
Deferred tax liabilities
  Deferred policy acquisition costs                            416     374
  Investments                                                    3      --
  Other                                                         24      14
                                                              ----    ----
     Gross deferred tax liabilities                            443     388
                                                              ----    ----
       Net deferred tax liability (asset)                     $ 87    $(53)
                                                              ====    ====

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2000, 1999 and 1998:

                                                            2000     1999     1998
                                                            -----    -----    ----
Statutory federal income tax rate                            35.0%    35.0%   35.0%
Equity base tax                                               4.3      5.9     1.7
Tax exempt income                                            (3.8)    (1.1)    (.5)
Other                                                        (2.4)    (1.5)    (.2)
                                                            -----    -----    ----
Effective tax rate                                           33.1%    38.3%   36.0%
                                                            =====    =====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

     NYLIAC has ceded yearly renewable term reinsurance with affiliated companies. Under these agreements, included in the accompanying statement of income are $2.3 million, $1.5 million and $.9 million of ceded premiums at December 31, 2000, 1999 and 1998, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     2000                    1999
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $225,000     $1,938     $225,000      $--
Interest Rate Floors                         $150,000     $  402     $150,000      $92

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 2000 are between three years, seven months and eighteen years four months in maturity. At December 31, 1999 such contracts were between four years, seven months and nineteen years in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                2000        1999
                                                              --------    --------
Receive -- fixed swaps -- Notional amount (in thousands)      $225,000    $225,000
  Average receive rate                                            6.64%       6.50%
  Average pay rate                                                6.26%       5.17%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $1,728,000 and ($8,420,000) at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INTEREST RATE RISK MANAGEMENT -- (CONTINUED)

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 2000 and 1999, unamortized premiums on interest rate floors amounted to $222,000 and $315,000, respectively. Fair values of such agreements were $402,000 and $92,000 at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

COMMODITY RISK MANAGEMENT

     NYLIAC has a bond investment with interest payments linked to the price of crude oil. NYLIAC has entered into a commodity swap with a total notional amount of $7,500,000 as a hedge against this commodity risk. The credit exposure of the swap was $38,000 and $0 at December 31, 2000 and 1999, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $755 million and $246 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2000 of $132 million ($620 million at December 31,
1999) approximates fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $476 million for the year ended December 31, 2000 ($393 million for 1999 and $335 million for 1998) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $7 million for its share of the net periodic post-retirement benefits expense in 2000 ($12 million and $8 million in 1999 and 1998, respectively) and $2 million for the post-employment benefits expense in 2000 ($3 million in 1999 and $2 million in 1998) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     At December 31, 2000 and 1999, NYLIAC has a net liability of $111 million and $80 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 and 1998, NYLIAC sold a Corporate Owned Life
(COLI) policy to New York Life for $180 million and $250 million in premiums, respectively. These policies were sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $7 million, $48 million, and $67 million during 2000, 1999 and 1998, respectively.

     Total interest paid was $12 million, $30 million and $27 million during 2000, 1999 and 1998, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2000 and 1999, statutory stockholder's equity was $1,098 million and $1,130 million, respectively. Statutory net income for the years ended December 31, 2000, 1999 and 1998 was $0.4 million, $63 million and $10 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The Company has estimated the effect of adoption will be a net increase in statutory surplus of approximately $35 million (unaudited).

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends can not be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2000, 1999 and 1998.

     As of December 31, 2000, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $593 million. The maximum amount of dividends which may be paid in 2001 without prior approval is $109.8 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting in 1999 for the cost of computer software developed or obtained for internal use.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2001

                                   APPENDIX A
                                 ILLUSTRATIONS

     The following tables demonstrate the way your policy works. The tables are based on the age, initial death benefit and premium as follows:

     The tables are for a policy issued to a male, preferred, age 35 with a scheduled annual premium of $3,000 and an initial death benefit of $250,000.

     The tables show how the Cash Value, Cash Surrender Value and death benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the death benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.

     The death benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made during the period of time illustrated.

     The first table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from scheduled premium and the Cash Value at the current levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equivalent to an annual charge of 0.60% (on a current basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equivalent to an annual charge of 0.10% on the assets in each Investment Division.

     The second table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from scheduled premiums and the Cash Value at their guaranteed maximum levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equivalent to an annual charge of 0.90% (on a guaranteed basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equivalent to an annual charge of 0.10% on the assets in each Investment Division attributable to the policies.

     The tables also reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.74% of the average daily net assets of the Funds. The total is based upon (a) 0.49% of average daily net assets, which is an average of the management fees of each Portfolio; (b) 0.14% of average daily net assets of the Funds which is an average of actual administrative fees for each Portfolio; and (c) 0.11% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the assumed charges for mortality and expense risks and administrative fees in the Separate Account and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to actual net investment returns of -1.43%, 4.48% and 10.39%, respectively, based on the current charge for mortality and expense risks, and -1.73%, 4.17% and 10.06%, respectively, based on the guaranteed maximum charge for mortality and expense risks.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

     The second column of each table shows the amount which would accumulate if an amount equal to the initial premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

     We will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured for any initial death benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                       MALE ISSUE AGE:  35, PREFERRED
                            SCHEDULED ANNUAL PREMIUM:  $3,000
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

ASSUMING CURRENT CHARGES

                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ------------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%         6%        12%        0%         6%        12%
-----------   --------------------   --------   --------   --------   -------   --------   --------   -------   --------   --------
     1                3,150          250,000    250,000    250,000     2,260      2,408      2,557     1,282      1,430      1,579
     2                6,458          250,000    250,000    250,000     4,237      4,659      5,100     3,330      3,752      4,193
     3                9,931          250,000    250,000    250,000     6,385      7,224      8,134     5,328      6,167      7,077
     4               13,578          250,000    250,000    250,000     8,477      9,880     11,460     7,270      8,673     10,253
     5               17,407          250,000    250,000    250,000    10,544     12,659     15,138     9,187     11,302     13,781
     6               21,427          250,000    250,000    250,000    12,585     15,569     19,205    11,078     14,062     17,698
     7               25,648          250,000    250,000    250,000    14,572     18,587     23,676    13,207     17,221     22,310
     8               30,080          250,000    250,000    250,000    16,508     21,718     28,592    15,294     20,504     27,378
     9               34,734          250,000    250,000    250,000    18,420     24,996     34,032    17,358     23,934     32,969
    10               39,621          250,000    250,000    250,000    20,282     28,402     40,022    19,371     27,491     39,112
    15               67,974          250,000    250,000    250,000    29,488     48,348     81,531    29,336     48,196     81,379
    20              104,160          250,000    250,000    250,000    36,847     72,201    149,430    36,847     72,201    149,430
    30              209,287          250,000    250,000    539,862    44,363    135,599    442,510    44,363    135,599    442,510

------------
(1) All Premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                       MALE ISSUE AGE:  35, PREFERRED
                            SCHEDULED ANNUAL PREMIUM:  $3,000
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

ASSUMING GUARANTEED CHARGES

                                                                                                           END OF YEAR
                                     END OF YEAR DEATH BENEFIT(2)    END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ----------------------------   ----------------------------   ----------------------------
POLICY YEAR   AS OF END OF YEAR(1)     0%        6%        12%        0%        6%        12%        0%        6%        12%
-----------   --------------------   -------   -------   --------   -------   -------   --------   -------   -------   --------
     1                3,150          250,000   250,000    250,000    2,082     2,224      2,367     1,104     1,246      1,389
     2                6,458          250,000   250,000    250,000    3,878     4,278      4,695     2,971     3,371      3,788
     3                9,931          250,000   250,000    250,000    5,844     6,631      7,485     4,787     5,574      6,428
     4               13,578          250,000   250,000    250,000    7,722     9,029     10,502     6,515     7,822      9,294
     5               17,407          250,000   250,000    250,000    9,544    11,505     13,801     8,187    10,148     12,444
     6               21,427          250,000   250,000    250,000   11,284    14,033     17,383     9,777    12,526     15,876
     7               25,648          250,000   250,000    250,000   12,942    16,617     21,280    11,576    15,251     19,914
     8               30,080          250,000   250,000    250,000   14,493    19,233     25,497    13,279    18,019     24,283
     9               34,734          250,000   250,000    250,000   15,968    21,912     30,100    14,905    20,849     29,038
    10               39,621          250,000   250,000    250,000   17,340    24,630     35,103    16,429    23,720     34,193
    15               67,974          250,000   250,000    250,000   22,659    38,881     67,867    22,507    38,730     67,715
    20              104,160          250,000   250,000    250,000   24,716    53,793    119,501    24,716    53,793    119,501
    30              209,287          250,000   250,000    412,738   11,032    80,061    338,309    11,032    80,061    338,309

------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

                                   APPENDIX B
                           VARIATIONS BY JURISDICTION

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

DISTRICT OF COLUMBIA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You can return the policy to any of our registered representatives.

MARYLAND

-- Additional Benefits through Riders--The Guaranteed Minimum Death Benefit rider is renamed the No Lapse Guarantee Rider (not the same as the "No-Lapse Guarantee" described on page 42).

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- No-Lapse Guarantee--This benefit will not end if a rider is deleted from the policy during the first three Policy Years.

-- Face Amount Increases--Beginning in the 4th Policy Year, you are allowed to increase your policy's face amount once each Policy Year.

-- Face Amount Decreases--Beginning in the 4th Policy Year, you are allowed to decrease your policy's face amount once each Policy Year.

-- Rider Coverage--No riders can be added to a policy or have coverage changes within the first 3 policy years.

-- Term Insurance on Other Covered Insured--This rider ends at age 98.

MASSACHUSETTS

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of six months or less.

MONTANA

-- Variable Universal Life 2000--Is issued on a unisex basis in Montana. Any reference in this prospectus which makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.

NEW JERSEY

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- No-Lapse Guarantee--The No-Lapse Guarantee is not available.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Maturity Date--Your policy will end on the policy anniversary on which the insured is age 100. The cash surrender value will be paid at that time.

-- Free Look--You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after policy issue, we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the life insurance benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Minimum Policy Face Amount--The minimum face amount for this policy is $75,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below $75,000.

-- Term Insurance on Other Covered Insured--The issue ages for this rider are 0-65 and it ends at age 70.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- Spouse's Paid-Up Insurance Purchase Option--This rider is not available.

NORTH CAROLINA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue, we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

OREGON

-- The state tax is referred to as a "Tax Charge Back". The rate may not be changed for the life of the policy.

PENNSYLVANIA

-- Misstatement of Age or Sex--In the event of such a misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the cash value.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Minimum Policy Face Amounts--The minimum face amount for this policy varies by age, as follows: for ages 0-39, the minimum face amount is $75,000; for ages 40-80, the minimum face amount is $50,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below $75,000 for ages 0-39 and $50,000 for ages 40-80.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.